Exhibit 4.1

                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                            CRM USA Holdings Trust I

                          Dated as of November 14, 2006

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
                                          ARTICLE I.
                                INTERPRETATION AND DEFINITIONS

Section 1.1.      Definitions...............................................................1

                                          ARTICLE II.
                                         ORGANIZATION

Section 2.1.      Name.....................................................................11

Section 2.2.      Office...................................................................11

Section 2.3.      Purpose..................................................................11

Section 2.4.      Authority................................................................12

Section 2.5.      Title to Property of the Trust...........................................12

Section 2.6.      Powers and Duties of the Trustees and the Administrators.................12

Section 2.7.      Prohibition of Actions by the Trust and the Trustees.....................17

Section 2.8.      Powers and Duties of the Institutional Trustee...........................18

Section 2.9.      Certain Duties and Responsibilities of the Trustees and the
                  Administrators...........................................................19

Section 2.10.     Certain Rights of Institutional Trustee..................................21

Section 2.11.     Delaware Trustee.........................................................24

Section 2.12.     Execution of Documents...................................................24

Section 2.13.     Not Responsible for Recitals or Issuance of Securities...................24

Section 2.14.     Duration of Trust........................................................24

Section 2.15.     Mergers..................................................................24

                                         ARTICLE III.
                                           SPONSOR

Section 3.1.      Sponsor's Purchase of Common Securities..................................26

Section 3.2.      Responsibilities of the Sponsor..........................................26

                                         ARTICLE IV.
                                 TRUSTEES AND ADMINISTRATORS

Section 4.1.      Number of Trustees.......................................................27

Section 4.2.      Delaware Trustee.........................................................27

Section 4.3.      Institutional Trustee; Eligibility.......................................27

Section 4.4.      Certain Qualifications of the Delaware Trustee Generally.................28

Section 4.5.      Administrators...........................................................28

Section 4.6.      Initial Delaware Trustee.................................................28

                                TABLE OF CONTENTS
                                   (continued)

                                                                                         PAGE
                                                                                         ----
Section 4.7.      Appointment, Removal and Resignation of the Trustees and the
                  Administrators...........................................................28

Section 4.8.      Vacancies Among Trustees.................................................30

Section 4.9.      Effect of Vacancies......................................................30

Section 4.10.     Meetings of the Trustees and the Administrators..........................31

Section 4.11.     Delegation of Power......................................................31

Section 4.12.     Merger, Conversion, Consolidation or Succession to Business..............31

                                          ARTICLE V.
                                        DISTRIBUTIONS

Section 5.1.      Distributions............................................................32

                                         ARTICLE VI.
                                    ISSUANCE OF SECURITIES

Section 6.1.      General Provisions Regarding Securities..................................32

Section 6.2.      Paying Agent, Transfer Agent, Calculation Agent and Registrar............34

Section 6.3.      Form and Dating..........................................................35

Section 6.4.      Book-Entry Capital Securities............................................35

Section 6.5.      Mutilated, Destroyed, Lost or Stolen Certificates........................45

Section 6.6.      Temporary Securities.....................................................46

Section 6.7.      Cancellation.............................................................46

Section 6.8.      Rights of Holders; Waivers of Past Defaults..............................46

                                         ARTICLE VII.
                             DISSOLUTION AND TERMINATION OF TRUST

Section 7.1.      Dissolution and Termination of Trust.....................................48

                                        ARTICLE VIII.
                                    TRANSFER OF INTERESTS

Section 8.1.      General..................................................................49

Section 8.2.      Transfer Procedures and Restrictions.....................................51

Section 8.3.      Deemed Security Holders..................................................54

Section 8.4.      Intentionally Omitted....................................................54

                                         ARTICLE IX.
             LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 9.1.      Liability................................................................54

Section 9.2.      Exculpation..............................................................54

                                TABLE OF CONTENTS
                                   (continued)

                                                                                         PAGE
                                                                                         ----
Section 9.3.      Fiduciary Duty...........................................................55

Section 9.4.      Indemnification..........................................................56

Section 9.5.      Outside Businesses.......................................................59

Section 9.6.      Compensation; Fee........................................................59

                                          ARTICLE X.
                                          ACCOUNTING

Section 10.1.     Fiscal Year..............................................................59

Section 10.2.     Certain Accounting Matters...............................................60

Section 10.3.     Banking..................................................................61

Section 10.4.     Withholding..............................................................61

                                         ARTICLE XI.
                                   AMENDMENTS AND MEETINGS

Section 11.1.     Amendments...............................................................61

Section 11.2.     Meetings of the Holders of the Securities; Action by Written Consent.....63

                                         ARTICLE XII.
                REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

Section 12.1.     Representations and Warranties of Institutional Trustee..................65

Section 12.2.     Representations and Warranties of Delaware Trustee.......................65

                                        ARTICLE XIII.
                                        MISCELLANEOUS

Section 13.1.     Notices..................................................................66

Section 13.2.     Governing Law............................................................68

Section 13.3.     Submission to Jurisdiction...............................................68

Section 13.4.     Intention of the Parties.................................................69

Section 13.5.     Headings.................................................................69

Section 13.6.     Successors and Assigns...................................................69

Section 13.7.     Partial Enforceability...................................................69

Section 13.8.     Counterparts.............................................................69

                                TABLE OF CONTENTS
                                   (continued)

ANNEXES AND EXHIBITS

ANNEX I           Terms of Capital Securities and Common Securities

EXHIBIT A-1       Form of Global Capital Security Certificate
EXHIBIT A-2       Form of Common Security Certificate
EXHIBIT B         Form of Transferee Certificate to be Executed by Transferees
                  Other than QIBs
EXHIBIT C         Form of Transferor Certificate to be Executed for QIBs
EXHIBIT D         Form of Officer's Financial Certificate
EXHIBIT E         Form of Regulation S Global Preferred Security Transferee
                  Certificate
EXHIBIT F         Form of Rule 144A Global Security Transferee Certificate

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                            CRM USA Holdings Trust I

                                November 14, 2006

         AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration"), dated and effective as of November 14, 2006, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the Parent Guarantor (as defined herein).

         WHEREAS, the Delaware Trustee and the Sponsor established CRM USA Holdings Trust I (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of November 6, 2006, (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 6, 2006, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein);

         WHEREAS, the Parent Guarantor owns one hundred percent (100%) of the outstanding shares of capital stock of the Sponsor, and will substantially benefit from the amendment of the Original Declaration as provided herein;

         WHEREAS, as of the date hereof, no interests in the assets of the Trust have been issued; and

         WHEREAS, all of the Trustees, the Administrators, the Sponsor, and the Parent Guarantor by this Declaration, amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, and that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the Securities, subject to the provisions of this Declaration, and, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be legally bound hereby, amend and restate in its entirety the Original Declaration and agree as follows:

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1.    Definitions.  Unless the context otherwise requires:
                         -----------

             (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1 or, if not defined in this Section 1.1 or elsewhere herein, in the Indenture;

             (b) a term defined anywhere in this Declaration has the same meaning throughout;

             (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

             (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

             (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

             (f) a reference to the singular includes the plural and vice versa.

         "Additional Interest" has the meaning set forth in Section 3.06 of the Indenture.

         "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

         "Administrators" means each of Louis J. Viglotti and James J. Scardino, solely in such Person's capacity as Administrator of the Trust continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Agent Member" has the meaning set forth in Section 6.4(e).

         "Applicable Accounting Principles" means accounting practices prescribed or permitted by the National Association of Insurance Commissioners, if then applicable to the Sponsor or its subsidiaries, and/or the applicable insurance department or regulator of the jurisdiction of domicile of such Regulated Insurance Company, and in each case, applied consistently throughout the periods involved.

         "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Applicable Insurance Regulatory Authority" means, when used with respect to any Regulated Insurance Company, (x) the insurance department or similar administrative authority or agency located in each state or jurisdiction (foreign or domestic) in which such Regulated Insurance Company is domiciled or
(y) to the extent such regulatory jurisdiction has authority over such Regulated Insurance Company, the insurance department, authority or agency in each state or jurisdiction (foreign or domestic) in which such Regulated Insurance Company is licensed, and shall include any Federal or national insurance regulatory department, authority or agency that may be created and that asserts insurance regulatory jurisdiction over such Regulated Insurance Company.

         "Authorized Officer" of a Person means the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

         "Bankruptcy Event" means, with respect to any Person:

             (a) a court having jurisdiction in the premises enters a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree, appointment or order remains unstayed and in effect for a period of 90 consecutive days; or

             (b) such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

         "Book-Entry Capital Security" means a Capital Security, the ownership and transfers of which shall be made through book entries by a Depositary.

         "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions in Wilmington, Delaware, New York City or are permitted or required by any applicable law or executive order to close.

         "Calculation Agent" has the meaning set forth in Section 1.01 of the Indenture.

         "Capital Securities" has the meaning set forth in Section 6.1(a).

         "Capital Securities Purchase Agreement" means, collectively, the Capital Securities Purchase Agreement dated as of November 14, 2006 among the Trust, the Sponsor and Alesco Preferred Funding XII, Ltd., the Capital Securities Purchase Agreement dated as of November 14, 2006 among the Trust, the Sponsor and Alesco Preferred Funding XI, Ltd. and the Capital Securities Purchase Agreement, dated as of November 14, 2006 among the Trust, the Sponsor and Bear, Stearns & Co. Inc.

         "Capital Security Certificate" means a definitive Certificate registered in the name of the Holder representing a Capital Security substantially in the form of Exhibit A 1.

         "Certificate" means any certificate evidencing Securities.

         "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended and restated from time to time.

         "Closing Date" has the meaning set forth in the Placement Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Securities" has the meaning set forth in Section 6.1(a).

         "Common Security Certificate" means a definitive Certificate registered in the name of the Holder representing a Common Security substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office shall at all times be located in the United States and at the date of execution of this Declaration is located at 600 Travis Street, 50th Floor, Houston, Texas 77002, Attention:
Corporate Trust, CRM USA Holdings Trust I. Initially, all notices and correspondence shall be addressed to Mudassir Mohamed (telephone 713-216-2626).

         "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex I.

         "Covered Person" means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; or (b) any Holder of Securities.

         "Debenture Issuer" means CRM USA Holdings, Inc., incorporated in Delaware, in its capacity as issuer of the Debentures under the Indenture and any permitted successor under the Indenture.

         "Debenture Trustee" means The Bank of New York Trust Company, National Association, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the Junior Subordinated Debt Securities due December 15, 2036 to be issued by the Debenture Issuer under the Indenture.

         "Deferred Interest" means any interest on the Debentures that would have been overdue and unpaid for more than one Distribution Payment Date but for the imposition of an Extension Period, and the interest that shall accrue (to the extent that the payment of such interest is legally enforceable) on such interest at the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date on which such Deferred Interest would otherwise have been due and payable until paid or made available for payment.

         "Definitive Capital Securities" means any Capital Securities in definitive form issued by the Trust.

         "Delaware Trustee" has the meaning set forth in Section 4.2.

         "Depositary" means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Sponsor or any successor thereto. DTC will be the initial Depositary.

         "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

         "Direct Action" has the meaning set forth in Section 2.8(e).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 5.1.

         "Distribution Payment Date" has the meaning set forth in paragraph 2(d) of Annex I.

         "Distribution Period" has the meaning set forth in Paragraph 2(a) of Annex I.

         "DTC" means The Depository Trust Company or any successor thereto.

         "Event of Default" means the occurrence of an Indenture Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Extension Period" has the meaning set forth in paragraph 2(d) of Annex I.

         "Fiduciary Indemnified Person" shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

         "Fiscal Year" has the meaning set forth in Section 10.1.

         "Fixed Rate" has the meaning set forth in paragraph 2(a) of Annex I.

         "Global Capital Security" means each of a Global Regulation S Capital Security and a Global Rule 144A Capital Security.

         "Guarantee" means, collectively, (i) the Guarantee Agreement, dated as of November 14, 2006, by and between the Sponsor (the "Guarantor") and The Bank of New York Trust Company, National Association and (ii) the Parent Guarantee Agreement.

         "Holder" means a Person in whose name a Certificate representing a Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture, dated as of November 14, 2006, among the Debenture Issuer, the Parent Guarantor, and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

         "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 4.3.

         "Insurance Business" means one or more aspects of the business of selling, issuing or underwriting insurance or reinsurance.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "Legal Action" has the meaning set forth in Section 2.8(e).

         "LIBOR" means the London Interbank Offered Rate for U.S. Dollar deposits in Europe as determined by the Calculation Agent according to paragraph 2(b) of Annex I.

         "LIBOR Banking Day" has the meaning set forth in paragraph 2(b)(1) of Annex I.

         "LIBOR Business Day" has the meaning set forth in paragraph 2(b)(1) of Annex I.

         "LIBOR Determination Date" has the meaning set forth in paragraph 2(b)(1) of Annex I.

         "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

         "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

         "Majority in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

         "Maturity Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

         "Notice" has the meaning set forth in Section 2.11 of the Indenture.

         "Officer's Certificate" means with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

             (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

             (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

             (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

         "Outstanding", when used with respect to any Capital Securities, means, as of the date of determination, all Capital Securities theretofore executed and delivered under this Declaration, except:

         (a) Capital Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Capital Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Capital Securities; provided, that if such Capital Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

         (c) Capital Securities that have been paid or in exchange for or in lieu of which other Capital Securities have been executed and delivered pursuant to the provisions of this Agreement, unless proof satisfactory to the Trustee is presented that any such Capital Securities are held by Holders in whose hands such Capital Securities are valid, legal and binding obligations of the Trust; provided, that in determining whether the Holders of the requisite liquidation amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or of any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Trustee knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the Outstanding Capital Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Institutional Trustee the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Sponsor, any Trustee or any Affiliate of the Sponsor or of any Trustee.

         "Owner" means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Depositary or, if a Depositary Participant is not the beneficial owner, then the beneficial owner as reflected in the records of the Depositary Participant.

         "Parent Guarantee Agreement" means the Parent Guarantee Agreement, dated as of November 14, 2006, executed by CRM Holdings, Ltd. (the "Parent Guarantor") and The Bank of New York Trust Company, National Association.

         "Parent Guarantor" means CRM Holdings, Ltd., an exempted holding company organized under the laws of Bermuda.

         "Paying Agent" has the meaning set forth in Section 6.2.

         "Payment Amount" has the meaning set forth in Section 5.1.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Placement Agreement" means the Placement Agreement, dated as of November 14, 2006, by and among the Sponsor, the Parent Guarantor, Placement Agent and the Trust relating to the offering and sale of Capital Securities.

         "Placement Agent" mean Cohen & Company.

         "Plan" has the meaning set forth in Section 6.4(h)(ix).

         "PORTAL" has the meaning set forth in Section 2.6(a)(i).

         "Property Account" has the meaning set forth in Section 2.8(c).

         "Pro Rata" has the meaning set forth in paragraph 8 of Annex I.

         "QIB" or "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

         "QIB/QP" mean any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Capital Securities, is both a QIB and a QP.

         "QP" or "Qualified Purchaser" means (i) a "qualified purchaser" within the meaning of Section 3(c)(7) of the Investment Company Act or (ii) a company beneficially owned exclusively by one or more "qualified purchasers" and/or "knowledgeable employees" with respect to the Sponsor within the meaning of Rule 3c-5 under the Investment Company Act.

         "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

         "Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

          "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

         "Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

         "Registrar" has the meaning set forth in Section 6.2.

         "Regulated Insurance Company" means any subsidiary of the Sponsor, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact Insurance Business in any jurisdiction (foreign or domestic) and is regulated by any Applicable Insurance Regulatory Authority.

         "Regulation S Capital Security" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit A-2, issued to a Person pursuant to the exemption provided by Regulation S.

         "Regulation S Global Capital Security" means a Regulation S Capital Security Certificate evidencing ownership of Book-Entry Capital Securities.

         "Relevant Trustee" has the meaning set forth in Section 4.7(a).

         "Resale Restriction Termination Date" means, with respect to any Capital Security, the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of (y) the date of original issuance of such Capital Security and (z) the last date on which the Trust or any Affiliate of the Trust was the Holder of such Capital Security (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law.

         "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Restricted Securities Legend" has the meaning set forth in
Section 8.2(c).

         "Rule 144A" means Rule 144A under the Securities Act.

         "Rule 144A Capital Security" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit C, issued to a Person pursuant to the exemption provided by Rule 144A.

         "Rule 144A Global Capital Security" means a Rule 144A Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Common Securities and the Capital Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Register" has the meaning specified in Section 8.1(d).

         "Significant Subsidiary(ies) has the meaning defined in Section 1-02(w) of Regulation S-X of the Securities Act.

         "Special Redemption Date" has the meaning set forth in Section 4(a) of Annex I.

         "Sponsor" means CRM USA Holdings, Inc., a corporation that is a U.S. Person incorporated in Delaware, or any successor entity in a merger, consolidation or amalgamation that is a U.S. Person, in its capacity as sponsor of the Trust.

         "Statutory Financial Statements" means all financial statements of the Sponsor's subsidiary insurance companies for each relevant period, prepared in accordance with Applicable Accounting Principles.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor Delaware Trustee" has the meaning set forth in
Section 4.7(e).

         "Successor Entity" has the meaning set forth in Section 2.15(b).

         "Successor Institutional Trustee" has the meaning set forth in
Section 4.7(b).

         "Successor Securities" has the meaning set forth in Section 2.15(b).

         "Super Majority" has the meaning set forth in paragraph 5(b) of Annex I.

         "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

         "10% in liquidation amount of the Securities" means Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Transfer Agent" has the meaning set forth in Section 6.2.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

         "U.S. Person" has the meaning set forth in the Indenture.

         "U.S. Resident" has the meaning set forth in the Indenture.

         "Variable Rate" has the meaning set forth in paragraph 2(a) of Annex I.

                                   ARTICLE II.
                                  ORGANIZATION

         SECTION 2.1.    Name. The Trust is named "CRM USA Holdings Trust I," as
                         ----
such name may be modified from time to time by the Administrators following written notice to the Institutional Trustee and the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

         SECTION 2.2.    Office. The address of the principal office of the
                         ------
Trust, which shall be in a state of the United States or the District of Columbia, is 112 Delafield Street, Poughkeepsie, NY 12601. On ten Business Days' written notice to the Institutional Trustee and the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or the District of Columbia.

         SECTION 2.3.    Purpose. The exclusive purposes and functions of the
                         -------
Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to invest the gross proceeds from such sale in the Debentures and (c) except as otherwise limited herein, to engage in only those other activities incidental thereto that are deemed necessary or advisable by the Institutional Trustee, including, without limitation, those activities specified in this Declaration.

The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 2.4.    Authority. Except as specifically provided in this
                         ---------
Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust and in accordance with such Trustee's powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

         SECTION 2.5.    Title to Property of the Trust. Except as provided in
                         ------------------------------
Section 2.6(g) and Section 2.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 2.6.    Powers and Duties of the Trustees and the
                         -----------------------------------------
Administrators.
--------------

             (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Administrators and, at the direction of the Administrators, the Trustees, shall have the authority to enter into all transactions and agreements determined by the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (i) Each Administrator shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                          (A)  the issuance and sale of the Securities;

                          (B) to acquire the Debentures with the proceeds of the sale of the Securities; provided, however, that the Administrators shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

                          (C) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent, a Debenture subscription agreement between the Trust and the Sponsor, a Common Securities subscription agreement between the Trust and the Sponsor and the Capital Securities Purchase Agreement;

                          (D) ensuring compliance with the Securities Act and applicable state securities or blue sky laws of states and other jurisdictions;

                          (E) assisting in the designation of the Capital Securities for trading in the Private Offering, Resales and Trading through the Automatic Linkages ("PORTAL") system if available;

                          (F) the sending of notices (other than notices of default) and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration, including notice of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                          (G) the appointment of a Paying Agent, Calculation Agent, Transfer Agent and Registrar in accordance with this Declaration;

                          (H) execution and delivery of the Securities in accordance with this Declaration;

                          (I) execution and delivery of closing certificates pursuant to the Placement Agreement and the application for a taxpayer identification number;

                          (J) unless otherwise determined by the Holders of a Majority in liquidation amount of the Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                          (K) the taking of any action incidental to the foregoing as the Sponsor or an Administrator may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                          (L) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                          (M) to duly prepare and file on behalf of the Trust all applicable tax returns and tax information reports that are required to be filed with respect to the Trust;

                          (N) so long as the Institutional Trustee for the benefit of the Trust is the holder of the Debentures, to cause any required Statutory Financial Statements to be delivered to the Institutional Trustee and to each Holder and Cohen & Company promptly following the filing of each such document with the relevant Applicable Insurance Regulatory Authority. The delivery requirement set forth in the preceding sentence may be satisfied by submitting the required Statutory Financial Statements pursuant to Section 10.2(b) hereof.

                          (O) to negotiate the terms of, and the execution and delivery of, the Placement Agreement and the Capital Securities Purchase Agreement related thereto providing for the sale of the Capital Securities;

                          (P) to employ or otherwise engage employees, agents (who may be designated as officers with titles), managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

                          (Q)  to incur expenses that are necessary or
                  incidental to carry out any of the purposes of the Trust;

                          (R) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by an Administrator; and

                          (S) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of each jurisdiction (other than the State of Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                  (ii) As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                          (A)  the establishment of the Property Account;

                          (B)  the receipt of the Debentures;

                          (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Property Account;

                          (D) the distribution through the Paying Agent of amounts owed to the Holders in respect of the Securities;

                          (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                          (F) the sending of notices of default and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                          (G) the distribution of the Trust Property in accordance with the terms of this Declaration;

                          (H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                          (I) after any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) (provided, that such Event of Default is not by or with respect to the Institutional Trustee), the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                          (J) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created; and

                          (K)  to undertake any actions set forth in
                  Section 317(a) of the Trust Indenture Act.

                  (iii) The Institutional Trustee shall have the power and authority, and is hereby authorized, to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in Section 2.6(a)(i)(E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

             (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would cause (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer would cause) the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

             (c) In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                  (i) the taking of any action necessary to obtain an exemption from the Securities Act;

                  (ii) the determination of the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advisement of and direction to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions in connection with the sale of the Capital Securities; and

                  (iii) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

             (d) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer), and (ii) the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) and (iii) the Trust will not take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer). In this connection, the Institutional Trustee, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws or this Declaration, as amended from time to time, that each of the Institutional Trustee, the Administrators and such Holders determine in their discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

             (e) All reasonable expenses incurred by the Administrators or the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

             (f)  The assets of the Trust shall consist of the Trust Property.

             (g) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

             (h) If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 2.7.    Prohibition of Actions by the Trust and the Trustees.
                         ----------------------------------------------------

         The Trust shall not, and the Institutional Trustee and the Administrators shall not, and the Institutional Trustee and Administrators shall not permit the Trust to engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Institutional Trustee and the Administrators shall not cause the Trust to:

             (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

             (b)  acquire any assets other than as expressly provided herein;

             (c)  possess Trust Property for other than a Trust purpose;

             (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

             (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Securities;

             (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

             (g)  other than as provided in this Declaration (including Annex
I), (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received a written opinion of counsel experienced in such matters to the effect that such amendment, modification or termination will not cause the Trust to cease to be classified as a grantor trust for United States federal income tax purposes.

         SECTION 2.8.    Powers and Duties of the Institutional Trustee.
                         ----------------------------------------------

             (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 4.7. Such vesting and transfer of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

             (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrators or to the Delaware Trustee.

             (c)  The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the United States (as defined in Treasury Regulations Section 301.7701-7), in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 5.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities.

             (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

             (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust (a "Legal Action") which arise out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or premium, if any, on or principal of the Debentures on the date such interest, premium, if any, or principal is otherwise due and payable (or in the case of redemption, on the redemption date), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date (or, in the case of redemption, on the date of redemption) specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that a Holder of the Common Securities may exercise such right of subrogation only if no Event of Default with respect to the Capital Securities has occurred and is continuing.

             (f) The Institutional Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of the Securities pursuant to the terms of the Securities and this Declaration (including Annex I) and the certificate of cancellation referenced in Section 7.1(b) has been filed; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 4.7.

             (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Securities.

             (h) The Institutional Trustee must exercise the powers set forth in this Section 2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

         SECTION 2.9. Certain Duties and Responsibilities of the Trustees and the Administrators.

             (a) The Institutional Trustee, before the occurrence of any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee.

In case an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)), has occurred (that has not been cured or waived pursuant to Section 6.7), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

             (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith. Nothing in this Declaration shall be construed to release an Administrator from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct or bad faith. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, such Trustee or Administrator shall not be liable to the Trust or to any Holder for such Trustee's or Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

             (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any Security. This Section 2.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

             (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith with respect to matters that are within the authority of the Institutional Trustee under this Declaration, except that:

                  (i) the Institutional Trustee shall not be liable for any error or judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iii) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (iv) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 2.8(c)(i) and except to the extent otherwise required by law; and

                  (v) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct or bad faith of the Administrators or the Sponsor.

         SECTION 2.10.   Certain Rights of Institutional Trustee.  Subject to
                         ---------------------------------------
the provisions of Section 2.9.

             (a) the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, written opinion of counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

             (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or

(iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own negligence, willful misconduct or bad faith;

             (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officer's Certificate;

             (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

             (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

             (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

             (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 2.10(m) hereof)) that has not been cured or waived, of its obligation to exercise the rights and powers vested in it by this Declaration;

             (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

             (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or bad faith or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

             (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Common Securities and the Capital Securities, which instructions may be given only by the Holders of the same proportion in liquidation amount of the Common Securities and the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Common Securities and the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

             (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

             (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

             (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, except with respect to an Event of Default pursuant to Sections 5.01 (a) or 5.01 (b) of the Indenture (other than an Event of Default resulting from the default in the payment of Additional Interest if the Institutional Trustee does not have actual knowledge or written notice that such payment is due and payable), of which the Institutional Trustee shall be deemed to have knowledge;

             (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

             (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 2.11.   Delaware Trustee. Notwithstanding any other provision
                         ----------------
of this Declaration other than Section 4.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators described in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in Section 4.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act.

         SECTION 2.12.   Execution of Documents. Unless otherwise determined in
                         ----------------------
writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

         SECTION 2.13.   Not Responsible for Recitals or Issuance of Securities.
                         ------------------------------------------------------
The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

         SECTION 2.14.   Duration of Trust.  The Trust,  unless  dissolved
                         -----------------
pursuant to the provisions of Article VII hereof, shall have existence for thirty-five (35) years from the Closing Date.

         SECTION 2.15.   Mergers. (a) The Trust shall not, while any of the
                         -------
Capital Securities remain outstanding, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease all or substantially all of its properties and assets, except as described in this Section 2.15 and except with respect to the distribution of Debentures to Holders of Securities pursuant to Section 7.1(a)(iv) of the Declaration or Section 4 of Annex I.

             (b) The Trust may, with the consent of the Administrators (which consent will not be unreasonably withheld) and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any state; provided, that:

                  (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                          (A) expressly assumes all of the obligations of the Trust under the Securities; or

                          (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints, as the holder of the Common Securities, a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee;

                  (iii) the Capital Securities or any Successor Securities (excluding any securities substituted for the Common Securities) are listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the rating on the Capital Securities (including any Successor Securities) to be downgraded or withdrawn by any nationally recognized statistical rating organization, if the Capital Securities are then rated;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity as a result of such merger, consolidation, amalgamation or replacement);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust has received a written opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                          (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interests in the Successor Entity);

                          (B)  following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                          (C)  following such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor (including any successor under the conditions set forth in Article XI of the Indenture) and the Parent Guarantor guarantee the obligations of such Successor Entity under the Successor Securities to the same extent provided by the Guarantee, the Parent Guarantee Agreement, the Debentures and this Declaration;

                  (ix) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Institutional Trustee shall have received an Officer's Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied; and

                  (x) in the case of a sale, transfer, conveyance or lease of more than 51% of the Sponsor's or a Significant Subsidiary's right to renew insurance policies issued by a Significant Subsidiary, such sale, transfer, conveyance or lease shall be made only with the consent of the holders of a majority in aggregate principal amount of the Capital Securities at the time outstanding.

             (c) Notwithstanding Section 2.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE III.
                                     SPONSOR

         SECTION 3.1.    Sponsor's Purchase of Common Securities. On the Closing
                         ---------------------------------------
Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

         SECTION 3.2.    Responsibilities of the Sponsor. In connection with the
                         -------------------------------
issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility and sole decision to engage in, or direct the Administrators to engage in, the following activities:

             (a) to determine the States in which to take appropriate action to qualify or register for sale of all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

             (b) to prepare for filing and request the Administrators to cause the filing by the Trust, as may be appropriate, of an application to the PORTAL system, for listing or quotation upon notice of issuance of any Capital Securities, as requested by the Holders of not less than a Majority in liquidation amount of the Capital Securities; and

             (c) to negotiate the terms of and/or execute and deliver on behalf of the Trust, the Placement Agreement and other related agreements providing for the sale of the Capital Securities.

                                  ARTICLE IV.
                           TRUSTEES AND ADMINISTRATORS

        SECTION 4.1.     Number of Trustees.  The number of Trustees initially
                         ------------------
shall be two, and:

             (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

             (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holder of the Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section 4.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 2.11 shall have no application to such entity in its capacity as Institutional Trustee.

         SECTION 4.2.    Delaware Trustee.  If required by the Statutory Trust
                         ----------------
Act, one Trustee (the "Delaware Trustee") shall be:

             (a)  a natural person who is a resident of the State of Delaware;
or

             (b) if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including Section 3807 of the Statutory Trust Act.

         SECTION 4.3. Institutional Trustee; Eligibility.

             (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                  (i)     not be an Affiliate of the Sponsor;

                  (ii) not offer or provide credit or credit enhancement to the Trust; and

                  (iii) be a banking corporation or national association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation or national association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(iii), the combined capital and surplus of such corporation or national association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

             (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.7.

             (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

             (d) The initial Institutional Trustee shall be The Bank of New York Trust Company, National Association.

         SECTION 4.4.    Certain Qualifications of the Delaware Trustee
                         ----------------------------------------------
Generally. The Delaware Trustee shall be a U.S. Person and either a natural
---------
person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 4.5.    Administrators. Each Administrator shall be a U.S.
                         --------------
Person.
------

         There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone.

         SECTION 4.6.    Initial Delaware Trustee. The initial Delaware Trustee
                         ------------------------
shall be The Bank of New York (Delaware).

         SECTION 4.7.    Appointment, Removal and Resignation of the Trustees
                         ----------------------------------------------------
and the Administrators.
----------------------

             (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 4.7.

             (b) Subject to Section 4.7(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a successor Relevant Trustee, except in the case of the Delaware Trustee's successor which shall be appointed by Holders of a Majority in liquidation amount of the Common Securities. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest reasonable expense and charges (the "Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by this Section 4.7 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section 4.7.

             (c) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in liquidation amount of the Common Securities. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in liquidation amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Relevant Trustee shall comply with the applicable requirements of this
Section 4.7. If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee shall comply with the applicable requirements of this Section
4.7. If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 4.7 within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

             (d) The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

             (e) Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee (provided the Institutional Trustee satisfies the requirements of a Delaware Trustee as set forth in Section 4.2) following the procedures in this Section 4.7 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").

             (f) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

             (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

             (h) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

             (i) Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

         SECTION 4.8.    Vacancies Among Trustees. If a Trustee ceases to hold
                         ------------------------
office for any reason and the number of Trustees is not reduced pursuant to
Section 4.1, or if the number of Trustees is increased pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.7.

         SECTION 4.9.    Effect of Vacancies. The death, resignation,
                         -------------------
retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 4.7, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

         SECTION 4.10.   Meetings of the Trustees and the Administrators.
                         -----------------------------------------------
Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that, in the case of the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators, as the case may be. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

         SECTION 4.11.   Delegation of Power. (a) Any Trustee or any
                         -------------------
Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents, instruments or other writings contemplated in Section 2.6.

             (b) The Trustees shall have power to delegate from time to time to such of their number or to any officer of the Trust that is a U.S. Person, the doing of such things and the execution of such instruments or other writings either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 4.12.   Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business. Any Person into which the Institutional Trustee or the Delaware
--------
Trustee, as the case maybe, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 4.7(i).

                                   ARTICLE V.
                                  DISTRIBUTIONS

         SECTION 5.1.    Distributions.
                         -------------

             (a) Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including any Additional Interest or Deferred Interest) or premium, if any, on and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available in the Property Account for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. For the avoidance of doubt, funds in the Property Account shall not be distributed to Holders to the extent of any taxes payable by the Trust, in the case of withholding taxes, as determined by the Institutional Trustee or any Paying Agent and, in the case of taxes other than withholding taxes, as determined by the Administrators in a written notice to the Institutional Trustee.

             (b) As a condition to the payment of any principal of or interest on the Securities without the imposition of withholding tax, the Administrators shall require the previous delivery of properly completed and signed applicable U.S. federal income tax certifications (generally, an Internal Revenue Service Form W-9 (or applicable successor form) in the case of a person that is a "United States person" within the meaning of Section 7701(a)(30) of the Code or an Internal Revenue Service Form W-8BEN (or applicable successor form) in the case of a person that is not a "United States person" within the meaning of
Section 7701(a)(30) of the Code) and any other certification acceptable to it to enable the Institutional Trustee or any Paying Agent to determine their respective duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold in respect of such Securities.

                                  ARTICLE VI.
                             ISSUANCE OF SECURITIES

         SECTION 6.1.    General Provisions Regarding Securities.
                         ---------------------------------------

             (a) The Administrators shall on behalf of the Trust issue one series of capital securities, evidenced by a certificate substantially in the form of Exhibit A-1, representing undivided beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Capital Securities"), and one series of common securities, evidenced by a certificate substantially in the form of Exhibit A-2, representing undivided beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

The Capital Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

             (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator. Any Certificate may be signed on behalf of the Trust by such person who, at the actual date of execution of such Security, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until authenticated by the manual signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Capital Securities. A Common Security need not be so authenticated and shall be valid upon execution by one or more Administrators.

             (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

             (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration.

             (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

             (f) The Capital Securities issued to Persons that are both (x) QPs and (y) QIBs pursuant to a private placement exemption from the Securities Act may be, except as provided in Section 6.4, Book-Entry Capital Securities issued in the form of one or more Rule 144A Global Capital Securities registered in the name of the Depositary, or its nominee and deposited with the Depositary or a custodian for the Depositary for credit by the Depositary to the respective accounts of the Depositary Participants thereof (or such other accounts as they may direct), duly executed by the Trust and authenticated by the Institutional Trustee as herein provided. The aggregate principal amount of the Rule 144A Global Capital Securities may from time to time be increased or decreased by adjustments made on the records of the Depositary, its custodian or its nominee, as the case may be, as hereinafter provided.

             (g) The Capital Securities offered and sold to Persons that are both non-U.S. Persons and non-U.S. Residents in offshore transactions in reliance on Regulation S may be, except as provided in Section 6.4, Book-Entry Capital Securities issued in the form of one or more Regulation S Global Capital Securities, registered in the name of the Depositary, or its nominee and deposited with the Depositary or a custodian for the Depositary for credit by the Depositary to the respective accounts of the Depositary Participants thereof (or such other accounts as they may direct), duly executed by the Trust and authenticated by the Institutional Trustee as herein provided. The aggregate principal amount of the Regulation S Global Capital Securities may from time to time be increased or decreased by adjustments made on the records of the Depositary, its custodian or its nominee, as the case may be, as hereinafter provided.

             (h) The Capital Securities, including the Certificates of Authentication, shall be in substantially the forms required by this Article VI and Exhibit A-1 and A-2, with such appropriate insertions and variations as are required or permitted by this Declaration, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be consistent herewith, determined by Authorized Officers of the Sponsor as evidenced by their execution of such Capital Securities.

             (i) The Capital Securities issued to a Person other than (i) QIB/QP or (ii) Persons that are both non-U.S. Persons and non-U.S. Residents in offshore transactions in reliance on Regulation S shall be issued in the form of Definitive Capital Securities Certificates.

         SECTION 6.2.    Paying Agent, Transfer Agent, Calculation Agent and
                         ---------------------------------------------------
Registrar.
---------

             (a) The Trust shall maintain in New York, New York, an office or agency where the Securities may be presented for payment (the "Paying Agent"), and an office or agency where Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities and transfers and exchanges of Securities, such register to be held by a registrar (the "Registrar"). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent, and may appoint one or more additional Paying Agents, one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agent, the term "Registrar" includes any additional Registrar or co-Registrar and the term "Transfer Agent" includes any additional Transfer Agent or co-Transfer Agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities at its Corporate Trust Office. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

             (b) The Trust shall also appoint a Calculation Agent, which shall determine the Coupon Rate in accordance with the terms of the Securities. The Trust initially appoints the Institutional Trustee as Calculation Agent.

         SECTION 6.3.    Form and Dating.
                         ---------------

             (a) The Capital Securities and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided, that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having an aggregate liquidation amount of not less than $100,000.

             (b) The Capital Securities are being offered and sold by the Trust pursuant to the Placement Agreement and the Capital Securities Purchase Agreement in book-entry form, registered in the name of Cede & Co., as nominee on behalf of The Depository Trust Company, without coupons, and held by the Institutional Trustee as custodian for the Depository Trust Company.

         SECTION 6.4.    Book-Entry Capital Securities.
                         -----------------------------

             (a) A Global Capital Security may be exchanged, in whole or in part, for Definitive Capital Securities Certificates registered in the names of the Owners only if such exchange complies with this Section 6.4 and (i) the Depositary advises the Administrators and the Institutional Trustee in writing that the Depositary is no longer willing or able properly to discharge its responsibilities with respect to the Global Capital Security, and no qualified successor is appointed by the Administrators within ninety (90) days of receipt of such notice, (ii) the Depositary ceases to be a clearing agency registered under the Exchange Act and the Administrators fail to appoint a qualified successor within ninety (90) days of obtaining knowledge of such event, (iii) the Administrators at their option advise the Institutional Trustee in writing that the Trust elects to terminate the book-entry system through the Depositary or (iv) an Indenture Event of Default has occurred and is continuing. Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) above, the Administrators shall notify the Depositary and instruct the Depositary to notify all Owners of Book-Entry Capital Securities, the Delaware Trustee and the Institutional Trustee of the occurrence of such event and of the availability of the Definitive Capital Securities Certificates to Owners of the Capital Securities requesting the same. Upon the issuance of Definitive Capital Securities Certificates, the Trustees shall recognize the Holders of the Definitive Capital Securities Certificates as Holders.

Notwithstanding the foregoing, if an Owner of a beneficial interest in a Global Capital Security wishes at any time to transfer an interest in such Global Capital Security to a Person other than a QIB/QP, such transfer shall be effected, subject to the Applicable Depositary Procedures, in accordance with the provisions of this Section 6.4 and Section 8.1, and the transferee shall receive a Definitive Capital Securities Certificate in connection with such transfer. A holder of a Definitive Capital Securities Certificate that is a QIB/QP may, upon request and in accordance with the provisions of this Section
6.4 and Section 8.1, exchange such Definitive Capital Securities Certificate for a beneficial interest in a Global Capital Security.

             (b) Notwithstanding any provision to the contrary herein, so long as a Global Capital Security remains Outstanding and is held by or on behalf of the Depositary, transfers of a Global Capital Security or any interest therein, in whole or in part, shall only be made in accordance with this Article VI.

                  (i)     Transfers, Exchanges and Cancellations Generally.
             If (A) any Global Capital Security is to be exchanged or transferred for Definitive Capital Securities Certificates or canceled in part, or (B) any Definitive Capital Securities Certificate is to be exchanged in whole or in part for any Global Capital Security, then (i) such Global Capital Security, in the case of clause (A), or such Definitive Capital Securities Certificate, in the case of clause (B), shall be so surrendered for exchange, transfer or cancellation as provided in this Article VI,
             (ii) the aggregate liquidation amount represented by such Global Capital Security shall be reduced, subject to Section 6.4, or increased by an amount equal to (x) the liquidation amount represented by that portion of the Global Capital Security to be so exchanged, transferred or canceled, or (y) the Liquidation Amount represented by such Definitive Capital Securities Certificates to be so exchanged for a beneficial interest in any Global Capital Security, as the case may be, by means of an appropriate adjustment made on the records of the Registrar, whereupon the Institutional Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and (iii) such transaction shall be subject to the additional provisions set forth herein. Upon any such surrender to the Administrators or the Registrar of any Global Capital Security(ies) by the Depositary, accompanied by registration instructions, the Administrators, or any one of them, shall execute the Definitive Capital Securities Certificates, and the Institutional Trustee shall authenticate and deliver any Definitive Capital Securities Certificates issuable in exchange for such Global Capital Security(ies) (or any portion thereof), in accordance with the instructions of the Depositary. None of the Administrators, Registrar nor the Institutional Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

                  (ii) Rule 144A Global Capital Security to Regulation S Global Capital Security. If an Owner of a beneficial interest in a Rule 144A Global Capital Security deposited with the Depositary wishes at any time to exchange its interest in such Rule 144A Global Capital Security for an interest in the corresponding Regulation S Global Capital Security, or to transfer its interest in such Rule 144A Global Capital Security to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Regulation S Global Capital Security, such Owner, provided such Owner or, in the case of a transfer to another Person, such Person is not a U.S. Person or a U.S. Resident, may, subject to the immediately succeeding sentence and the rules and procedures of the Depositary, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Regulation S Global Capital Security. Upon receipt by the Institutional Trustee, as Registrar, of (A) instructions given in accordance with the Depositary's procedures from an Agent Member (as hereinafter defined) directing the Institutional Trustee to cause to be credited a beneficial interest in the Regulation S Global Capital Security in an amount equal to the beneficial interest in the Rule 144A Global Capital Security to be exchanged or transferred, but not less than the minimum denomination applicable to Securities held through Regulation S Global Capital Securities, (B) a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and, in the case of a transfer or exchange pursuant to and in accordance with Regulation S, the account to be credited with such increase and (C) a certificate in the form of Exhibt E attached hereto, given by the Owner of such beneficial interest (in the case of an exchange) or the transferee of such beneficial interest (in the case of a transfer) stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Capital Securities, including in accordance with Regulation S, the Institutional Trustee, as Registrar, shall instruct the Depositary to reduce the principal amount of the Rule 144A Global Capital Security and to increase the principal amount of the Regulation S Global Capital Security by the aggregate principal amount of the beneficial interest in the Rule 144A Global Capital Security to be exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Capital Security equal to the reduction in the principal amount of the Rule 144A Global Capital Security.

                  (iii) Regulation S Global Capital Security to Rule 144A Global Capital Security. If an Owner of a beneficial interest in a Regulation S Global Capital Security deposited with the Depositary wishes at any time to exchange its interest in such Regulation S Global Capital Security for an interest in a corresponding Rule 144A Global Capital Security or to transfer its interest in such Regulation S Global Capital Security to a Person who wishes to take delivery thereof in the form of an interest in the corresponding Rule 144A Global Capital Security, such Owner may, subject to the immediately succeeding sentence and the rules and procedures of the applicable Depositary, as the case may be, cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Capital Security. To the extent that the Institutional Trustee, as Registrar, has received (A) instructions from the applicable Depositary, as the case may be, directing the Institutional Trustee, as Registrar, to cause to be credited a beneficial interest in the Rule 144A Global Capital Security equal to the beneficial interest in the Regulation S Global Capital Security to be exchanged or transferred but not less than the minimum denomination applicable to Securities held through Rule 144A Global Capital Securities, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, and (B) a certificate in the form of Exhibit F attached hereto, given by the Owner of such beneficial interest (in the case of an exchange) or the transferee of such beneficial interest (in the case of a transfer) stating that the Person acquiring such interest in the Rule 144A Global Capital Security is a QIB/QP and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the U.S. or any other relevant jurisdiction, or that, in the case of an exchange, the Owner is a QIB/QP, then the Institutional Trustee, as Registrar, will instruct the Depositary to reduce the Regulation S Global Capital Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Capital Security to be transferred or exchanged, and the Institutional Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Capital Security equal to the reduction in the principal amount of the Regulation S Global Capital Security.

                  (iv)    Other Exchanges.

                          (A) Notwithstanding the foregoing, if an Owner of a beneficial interest in a Global Capital Security wishes at any time to transfer an interest in such Global Capital Security to a Person other than a QIB/QP or a Person that is not a U.S. Person or U.S. Resident pursuant to Regulation S, such transfer shall be effected, subject to the Applicable Depositary Procedures, in accordance with the provisions of this Article VI and the transferee shall receive a definitive, physical Capital Securities Certificate in connection with such transfer upon delivery of a certificate in the form of Exhibit B or Exhibit C, as applicable, attached hereto to the Institutional Trustee. A Holder of a definitive, physical Capital Securities Certificate that is a QIB/QP or that is not a U.S. Person or U.S. Resident pursuant to Regulation S may, upon request, and in accordance with the provisions of this
                  Article V, exchange such definitive, physical Capital Securities Certificate for a beneficial interest in a Global Capital Security.

                          (B) In the event that a Global Capital Security is exchanged for Capital Securities Certificate(s) in definitive, physical registered form without interest coupons, such Capital Securities Certificate(s) may be exchanged for one another only in accordance with such procedures and restrictions as are substantially consistent with the provisions above (including certification requirements intended to ensure that such transfers comply with Rule 144A or another exemption from the registration requirements of the Securities Act, or are to non-U.S. Persons and non-U.S. Residents, or otherwise comply with Regulation S, as the case may be) and as may be from time to time adopted by the Administrators and the Institutional Trustee.

                          (C)  Subject to compliance with the transfer
                  restrictions contained in herein, transfers of interests in a Global Capital Security may be made (x) by book-entry transfer of beneficial interests within the relevant Depositary or
                  (y)(i) in the case of transfers of interests in a Rule 144A Global Capital Security or in a Regulation S Global Capital Security, in accordance with this Article V; provided, that, in the case of any such transfer of interests pursuant to clause (x) or (y) above, such transfer is made in accordance with subclause (D) below.

                          (D)  Restrictions on Transfers.

                               (1)  Transfers of interests in a Regulation S
Global Capital Security to a U.S. Person or a U.S. Resident that is a QIB/QP shall be made by delivery of an interest in the corresponding Rule 144A Global Capital Security and shall be limited to transfers made pursuant to this Article
VI. Beneficial interests in a Rule 144A Global Capital Security may only be held through the applicable Depositary.

                               (2)  Any transfer of an interest in a Security to
a U.S. Person or a U.S. Resident that is not a QIB/QP and/or a institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act shall be null and void ab initio and shall not be given effect for any purpose hereunder, and the Institutional Trustee shall hold any funds conveyed by the intended transferee of such interest in such Security in trust for the transferor and shall promptly reconvey such funds to such Person in accordance with the written instructions thereof delivered to the Institutional Trustee at its address listed herein;

                               (3)  Any transfer of an interest in a Global
Capital Security to a U.S. Person or a U.S. Resident that is not a QIB/QP, but who is an institutional "accredited investor", may and shall be made by delivery of an interest in definitive, physical Capital Securities Certificate(s) and shall be limited to transfers made pursuant to this Article VI.

                               (4)  Transfers of interests in a Rule 144A Global
Capital Security to a Person that is not a U.S. Person or U.S. Resident shall be made by delivery of an interest in the corresponding Regulation S Global Capital Security and shall be limited to transfers made pursuant to this Article V. Beneficial interests in a Regulation S Global Capital Security may only be held through the applicable Depositary.

             (c) Every Definitive Capital Securities Certificate executed and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Capital Security or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Capital Security, unless such Definitive Capital Securities Certificate is registered in the name of a Person other than the Depositary for such Global Capital Security or a nominee thereof.

             (d) Execution of Global Capital Securities Generally. The Administrators shall execute and the Institutional Trustee shall, in accordance with this Section 6.4(d), authenticate and deliver initially one or more Global Capital Securities evidencing the Securities that shall be (i) registered in the name of the Depositary for such Global Capital Security or Global Capital Securities or its nominee and (ii) delivered by the Institutional Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Institutional Trustee, as custodian for the Depositary.

             (e) Rights of Agent Members in Global Capital Securities Generally. The Depositary or its nominee, as registered Owner of a Global Capital Security, shall be the Holder of such Global Capital Security for all purposes under this Declaration and the Global Capital Security, and Owners with respect to a Global Capital Security shall hold such interests pursuant to the Applicable Depositary Procedures. The Registrar, the Administrators and the Institutional Trustee shall be entitled to deal with the Depositary for all purposes of this Declaration relating to the Global Capital Securities (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Capital Securities represented thereby and the giving of notices) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Owners thereof. None of the Administrators, the Institutional Trustee nor the Registrar shall have any liability in respect of any transfers effected by the Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Declaration with respect to any interest in a Global Capital Security held on their behalf by the Depositary or under the Global Capital Securities, and the Depositary may be treated by the Administrators, the Institutional Trustee and any agent of the Depositary, the Administrators, or the Institutional Trustee as the absolute Owner of such Global Capital Security for all purposes whatsoever (except to the extent otherwise provided herein). Notwithstanding the foregoing, nothing herein shall prevent the Administrators, the Institutional Trustee or any agent of the Depositary, the Administrators, or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Capital Security.

             (f) Rights of Owners of the Book-Entry Capital Securities Generally. The rights of the Owners of beneficial interests in the Book-Entry Capital Securities shall be exercised only through the Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Owners and the Depositary and/or the Depositary Participants. No Owner of any beneficial interest in any the Book-Entry Capital Security held on its behalf by a Depositary shall have any rights under this Declaration with respect to such Book-Entry Capital Security, and such Depositary may be treated by the Administrators and the Institutional Trustee and any agent of the Sponsor or the Administrators and the Institutional Trustee as the Owner of such Book-Entry Capital Security for all purposes whatsoever. None of the Sponsor, Administrators, the Institutional Trustee nor any agent of the Sponsor, the Administrators nor the Institutional Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Book-Entry Capital Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Administrators and the Institutional Trustee or any agent of the Sponsor or the Administrators and the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such Owners of beneficial interests in the Book-Entry Capital Securities, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Capital Security.

Notwithstanding anything to the contrary herein, solely for the purpose of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, to the extent that Capital Securities are represented by a Global Capital Security, the Trustees may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Institutional Trustee by the Depositary setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part. To the extent that Capital Securities are represented by a Global Capital Security, the Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Capital Securities that are represented by a Global Capital Security to such Depositary Participants, and none of the Sponsor, the Administrators nor the Institutional Trustee shall have any responsibility or obligation with respect thereto.

             (g) To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as Capital Securities are represented by a Global Capital Security, the Administrators and the Institutional Trustee shall give all such notices and communications to the Depositary, and shall have no obligations to the Owners.

             (h) Each Owner of a beneficial interest in a Rule 144A Global Capital Security will be deemed to have represented and agreed with the Administrators and the Institutional Trustee as follows (except that in a transfer of a beneficial interest in a Regulation S Global Capital Security to a transferee that takes delivery in the form of an interest in a Rule 144A Global Capital Security, the transferee will be required to make the required representations in a transfer certificate in the form set forth as Exhibit E):

                  (i) The Owner is purchasing the Capital Security for its own account or one or more accounts with respect to which it exercises sole investment discretion, in each case in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof, and both it and each such account (if any) and (A) is a QIB/QP, (B) is not a dealer of the type described in paragraph
             (a)(1)(ii) of Rule 144A unless it owns and invests on a discretionary basis not less than $25,000,000 in securities of issuers that are not Affiliated to it, (C) is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or
             (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph
             (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan, (D) was not formed for the purpose of investing in the Trust (except where each beneficial Owner of the holder is a QP) and (E) shall provide written notice to any transferee that any transferee taking delivery of the Capital Security in the form of an interest in a Rule 144A Global Capital Security must satisfy the foregoing qualifications.

                  (ii) The Owner agrees on its own behalf and on behalf of any account for which it is holding the Capital Security to offer, sell or otherwise transfer such Capital Security (or a beneficial interest therein) only (A) in the required minimum denomination, and (B)(1) in the U.S., only in the form of an interest in a Rule 144A Global Capital Security to a QP that the Owner reasonably believes is a QIB, purchasing for its own account or one or more accounts, each of which is a QP that the Owner reasonably believes is a QIB, in accordance with Rule l44A, and none of which are (i) a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it owns and invests on a discretionary basis not less than $25,000,000 in securities of issuers that are not Affiliated to it, (ii) a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or
             (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph
             (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan or (iii) formed for the purpose of investing in the Trust (except where each beneficial Owner is a QP) or (2) outside the U.S. in the form of an interest in a Regulation S Global Capital Security to a Person that is neither a U.S. Person nor a U.S. Resident in an offshore transaction in accordance with Regulation S. The Owner understands and agrees that neither a U.S. Person nor a U.S. Resident may hold an interest in a Capital Security in the form of a Regulation S Global Capital Security at any time. The Owner agrees to provide notice of such transfer restrictions to any subsequent transferee.

                  (iii) The Owner understands that the Trust is entitled to require any Holder of Capital Securities who is a U.S. Person or a U.S. Resident who is determined not to have been a QIB/QP at the time of acquisition of the Capital Security (or interest therein) to (A) if such Person is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, receive definitive, physical Capital Securities or
             (B) sell such interest to a Person that is a QIB/QP or to a Person that is neither a U.S. Person nor a U.S. Resident in a transaction meeting the requirements of Regulation S.

                  (iv) The Owner understands that the Capital Securities have not been approved or disapproved by the SEC or any other governmental authority or agency of any jurisdiction. Any representation to the contrary is a criminal offense.

                  (v) The Owner agrees that no Capital Security (or any interest therein) may be sold, pledged or otherwise transferred in a denomination of less than $100,000 in aggregate liquidation amount and integral multiples of $1,000 in excess thereof.

                  (vi) The Owner (A) has such knowledge and experience in financial and business matters that the Owner is capable of evaluating the merits and risks (including for tax, legal, regulatory, accounting and other financial purposes) of its prospective investment in the Capital Securities, (B) is financially able to bear such risk, (C) in making such investment is not relying on the advice or recommendations of the Sponsor, the Administrators and the Institutional Trustee or any of their respective Affiliates (or any representative of any of the foregoing), (D) has determined that an investment in the Capital Securities is suitable and appropriate for it, and (E) has had access to such financial and other information concerning the Sponsor, the Trust and the Capital Securities as it has deemed necessary to make its own independent decision to purchase such Capital Securities, including the opportunity, at a reasonable time prior to its purchase of such Capital Securities, to ask questions and receive answers concerning the Sponsor, the Trust and the terms and conditions of the offering of the Capital Securities.

                  (vii) The Owner understands that there is no market for the Capital Securities and that no assurance can be given as to the liquidity of any trading market for the Capital Securities and that it is unlikely that a trading market for the Capital Securities will develop. Accordingly, the Owner must be prepared to hold the Capital Securities for an indefinite period of time or until their maturity.

                  (viii) The Owner agrees that no sale, pledge or other transfer of a Capital Security (or any interest therein) may be made if such transfer would have the effect of requiring the Sponsor or the Trust to register as an investment company under the Investment Company Act.

                  (ix) The Owner will be deemed to represent, warrant and covenant, for the duration that it holds an interest in such Capital Security, that either (A) it is not acquiring such Capital Securities with the assets of a Person who is or will be an employee benefit, individual retirement account or other Plan or arrangement (each, a "Plan") subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
             Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or (B) its acquisition, holding and disposition of such Capital Securities, throughout the period that it holds such Capital Securities, will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or any substantially similar applicable law), because the acquisition, holding and disposition of such Capital Securities by the Owner is and will be eligible for relief under a prohibited transaction exemption, all of the conditions of which are and will be satisfied upon its acquisition of, and throughout the term that it holds, such Capital Securities. Each Owner of such Capital Securities will be deemed to represent, warrant and covenant that it will not sell, pledge or otherwise transfer such Capital Securities in violation of the foregoing. In addition, if the Owner is, or is acting on behalf of, a Plan, the fiduciaries of such Plan represent, warrant and covenant that they have been informed of and understand the Trust's and Sponsor's investment objectives, policies and strategies and that the decision to invest such Plan's assets in such Capital Securities was made with appropriate consideration of relevant investment factors with regard to such Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

                  (x) The Owner agrees that (A) any sale, pledge or other transfer of a Capital Security (or any interest therein) made in violation of the transfer restrictions contained in this Declaration, or made based upon any false or inaccurate representation made by the holder or a transferee to the Trust or Sponsor, will be void and of no force or effect and (B) none of the Sponsor, the Trust, the Administrators, the Institutional Trustee nor the Registrar has any obligation to recognize any sale, pledge or other transfer of a Capital Security (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation.

                  (xi) The Owner is not a member of the public in the Cayman Islands.

                  (xii) The Rule 144A Global Capital Securities will bear the applicable legends set forth herein.

                  (xiii) The Owner has the power and authority to enter into each agreement required to be executed and delivered by or on behalf of the Owner in connection with its purchase of Capital Securities and to perform its obligations thereunder and consummate the transactions contemplated thereby, and the Person signing any such documents on behalf of the Owner has been duly authorized to execute and deliver such documents and each other document required to be executed and delivered by the Owner in connection with its purchase of Capital Securities. Such execution, delivery and compliance by the Owner does not conflict with, or constitute a default under, any instruments governing the holder, any applicable law, regulation or order, or any material agreement to which the Owner is a party or by which the Owner is bound.

                  (xiv) If the Owner's permanent address is located in the U.S., the Owner was offered the Capital Securities in the state of such Owner's permanent address and intends that the securities law of that state govern the Owner's subscription for the Capital Securities.

                  (xv) The Owner understands that the Trust may require certification acceptable to it (i) to permit the Trust to make payments to it without, or at a reduced rate of, withholding or
             (ii) to enable the Trust to qualify for a reduced rate of withholding in any jurisdiction from or through which the Trust receives payments on its assets. The Owner agrees to provide any such certification that is requested by the Trust.

                  (xvi) The Owner acknowledges that the Trust, the Sponsor, the Administrators, the Institutional Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Capital Securities are no longer accurate, the Owner will promptly notify the Sponsor, the Administrators and the Institutional Trustee.

             (i) Each Owner of a beneficial interest in a Regulation S Global Capital Security shall be deemed to have represented and agreed with the Trust as set forth in clauses (ii) through (xvi) of clause (h) above (except that in a transfer of an interest in a Rule 144A Global Capital Security to a transferee that takes delivery in the form of an interest in a Regulation S Global Capital Security, the transferee will be required to make the required representations in a transfer certificate in the form set forth as Exhibit F). Each Owner of a beneficial interest in a Regulation S Global Capital Security will also be deemed or required (as applicable) to represent, warrant and agree as follows:

                  (i) The Owner is neither a U.S. Person nor a U.S. Resident purchasing for its own account or one or more accounts, each of which is neither a U.S. Person nor a U.S. Resident, and as to each of which the Owner exercises sole investment discretion, in an offshore transaction pursuant to Regulation S and is aware that the sale of the Capital Securities to it is being made in reliance on the exemption from registration provided by Regulation S.

                  (ii) The Regulation S Global Capital Securities will bear the applicable legends set forth herein.

                  (iii) The Owner understands and agrees that before a Capital Security in the form of an interest in a Regulation S Global Capital Security may be offered, sold, pledged or otherwise transferred to a transferee that takes delivery in the form of a Rule 144A Global Capital Security, the transferee shall be required to provide the Trustee with a transfer certificate in the form attached hereto as Exhibit F to the effect that the transferee is a QIB/QP which is acquiring the interest in the Capital Security in the form of a Rule 144A Global Capital Security in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the U.S. or any other relevant jurisdiction.

             (j) Notwithstanding anything contained in this Declaration to the contrary, and to the maximum extent permitted under applicable law, neither the Institutional Trustee nor the Registrar (nor any other Transfer Agent) shall be responsible or liable for compliance with applicable federal or state securities law (including the Securities Act, Rule 144A or Regulation S promulgated thereunder), the Investment Company Act, ERISA or the Code (or any applicable regulations thereunder); provided, however, that if a specified transfer certificate or Opinion of Counsel is required by the express terms of this
Article V to be delivered to the Institutional Trustee or Registrar prior to registration of transfer of a Capital Security, the Institutional Trustee and/or Registrar, as applicable, shall be under a duty to receive such certificate or Opinion of Counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Institutional Trustee or Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or Opinion of Counsel does not so conform).

         SECTION 6.5.    Mutilated, Destroyed, Lost or Stolen Certificates.  If:
                         -------------------------------------------------

             (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

             (b) there shall be delivered to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be required by them to hold each of them harmless; then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 6.5, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 6.6.    Temporary Securities. Until definitive Securities are
                         --------------------
ready for delivery, the Administrators may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate definitive Securities in exchange for temporary Securities.

         SECTION 6.7.    Cancellation. The Administrators at any time may
                         ------------
deliver Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Securities in accordance with its standard procedures or otherwise as the Administrators direct. The Administrators may not issue new Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

         SECTION 6.8.    Rights of Holders; Waivers of Past Defaults.
                         -------------------------------------------

             (a) The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.6(g), and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Securities shall have no, and the issuance of the Securities shall not be subject to, preemptive or other similar rights and when issued and delivered to Holders against payment of the purchase price therefor, the Securities will be fully paid and nonassessable by the Trust.

             (b) For so long as any Capital Securities remain outstanding, if, upon an Indenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of not less than a Majority in liquidation amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Debenture Trustee.

             (c) At any time after the acceleration of maturity of the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such acceleration and waive such default, the Holders of not less than a Majority in liquidation amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such acceleration and its consequences if:

                  (i) the Sponsor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                          (A) all overdue installments of interest on all of the Debentures;

                          (B) any accrued Deferred Interest on all of the Debentures;

                          (C) all payments on any Debentures that have become due otherwise than by such declaration of acceleration and interest and Deferred Interest thereon at the rate borne by the Debentures; and

                          (D) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, documented expenses, disbursements and advances of the Debenture Trustee and the Institutional Trustee, their agents and counsel; and

                  (ii) all Events of Default with respect to the Debentures, other than the non-payment of the principal or premium, if any, of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.07 of the Indenture.

             (d) The Holders of not less than a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default, except a default or Event of Default in the payment of principal of or premium, if any, or interest on the Debentures (unless such default or Event of Default has been cured and a sum sufficient to pay all matured installments of interest, premium and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

             (e) Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is

90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.8.

             (f) Except as otherwise provided in this Section 6.8, the Holders of not less than a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

             (g) In the event that either (a) an Event of Default has occurred and is continuing or (b) the Sponsor has elected to defer payments of interest on the Debentures by extending the interest payment period, Holders of not less than twenty five percent (25%) in aggregate principal amount of the Outstanding Securities may audit the quarterly and annual financial statements and statutory statements of the Sponsor.

             (h) In the event that either (a) an Event of Default has occurred and is continuing or (b) the Sponsor has elected to defer payments of interest in the Capital Securities by extending the interest payment period (as provided for in Section 2.11 of the Indenture), the Sponsor shall provide to the Trustee and the Holders of the Capital Securities quarterly and annual statutory statements, as well as quarterly updates on any of its subsidiaries or affiliates, which may be in liquidation, under supervisory regulation or in runoff.

                                  ARTICLE VII.
                      DISSOLUTION AND TERMINATION OF TRUST

         SECTION 7.1.    Dissolution and Termination of Trust.  (a) The Trust
                         ------------------------------------
shall dissolve on the first to occur of

                  (i) unless earlier dissolved, on December 15, 2041, the expiration of the term of the Trust;

                  (ii) a Bankruptcy Event with respect to the Sponsor, the Trust or the Debenture Issuer;

                  (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv) the distribution of all of the Debentures to the Holders of the Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto; provided, that the Holders of the Common Securities shall have received the prior approval of all necessary Applicable Insurance Regulatory Authorities then required;

                  (v) the entry of a decree of judicial dissolution of any Holder of the Common Securities, the Sponsor, the Trust or the Debenture Issuer;

                  (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                  (vii) before the issuance of any Securities, with the consent of all of the Trustees and the Sponsor.

             (b) As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including Section 3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, and the Delaware Trustee, has been notified in writing of the completion of the winding up of the Trust in accordance with the Statutory Trust Act, the Institutional Trustee shall terminate the Trust by filing, at the expense of the Sponsor, a certificate of cancellation with the Secretary of State of the State of Delaware.

             (c) The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                 ARTICLE VIII.
                              TRANSFER OF INTERESTS

         SECTION 8.1.    General.
                         -------

         Subject to Section 6.4:

             (a) When Capital Securities are presented to the Registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different Certificates, the Registrar shall register the transfer or make the exchange if the requirements provided for herein for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

             (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

             (c) Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Capital Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

             (d) The Registrar shall provide in a securities register for the registration of Securities and of transfers and exchanges of Securities (the "Securities Register"), which will be effected without charge but only upon payment (with such indemnity as the Registrar may reasonably require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon its receipt of the documents required under this Section 8.1(d) and Section 6.4, as applicable, for registration of transfer of any Securities, the Registrar shall register in the Securities Register, in the name of the designated transferee or transferees, the Securities being transferred and thereupon, for all purposes of this Declaration, such transfer shall be effective and such transferee or transferees shall be, and such transferor shall no longer be, the Holder of the transferred Securities. Upon the registration of transfer of a Security pursuant to the terms of this Declaration in the name of the new Holder thereof, such Security shall constitute the same Security as the Security so transferred and shall be entitled to the same benefits under this Declaration as the Security so transferred. The Registrar shall, and is authorized to, record and register in the Securities Register the transfer of a Security upon the Registrar's receipt of originals or copies (which may be by facsimile or other form of electronic transmission) of a written instrument of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, accompanied, if such Security is being transferred prior to the Resale Restriction Termination Date other than in accordance with Section 8.4, by a certificate substantially in the form set forth as Exhibit B or C, as applicable, hereto, executed by the transferor or transferee, as applicable; thereupon, the Registrar is authorized to confirm in writing to the transferee of such Security that such transfer has been registered in the Securities Register and that such transferee is the Holder of such Security. The Certificate evidencing the Security so transferred, duly endorsed by the transferor, shall be surrendered to the Registrar at the time the transfer conditions specified in the immediately preceding sentence are satisfied or within five (5) Business Days after the Registrar has registered the transfer of such Security on the Securities Register, and promptly after such surrender, the Trust shall execute and, in the case of a Capital Security Certificate, the Institutional Trustee shall, and is authorized to, authenticate a Certificate in the name of the transferee as the new Holder of the Security evidenced thereby. Until the Certificate evidencing the Security so transferred is surrendered to the Registrar, such Security may not be transferred by such new Holder. Each Certificate surrendered in connection with a registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 6.6. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the registration of such transfer in the Securities Register. Each such transferee shall be deemed to have agreed to be bound by this Declaration.

             (e) Neither the Trust nor the Registrar shall be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Section 8.2.     Transfer Procedures and Restrictions.
                          ------------------------------------

         Subject to Section 6.4:

             (a) Prior to the Resale Restriction Termination Date, Certificates evidencing Capital Securities shall bear the Restricted Securities Legend (as defined below), which shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel, reasonably acceptable to the Administrators and the Institutional Trustee, as may be reasonably required by the Trust or the Institutional Trustee, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Administrators shall authenticate and deliver Capital Securities that do not bear the Restricted Securities Legend (other than the legend contemplated by Section 8.2(d).

             (b) Prior to the Resale Restriction Date, without the written consent of Sponsor, Capital Securities may only be transferred as follows: (i) to a "Qualified Institutional Buyer" (within the meaning of Rule 144A under the Securities Act) if accompanied by a certificate of the transferor substantially in the form set forth as Exhibit C hereto; (ii) to an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act if accompanied by a certificate of the transferee substantially in the form set forth as Exhibit B hereto; or (iii) to a non-"U.S. Person" in an "offshore transaction" under, and within the meaning of, Regulation S under the Securities Act if accompanied by a certificate of the transferee substantially in the form set forth as Exhibit B or Exhibit C, as applicable hereto.

             (c) The Capital Securities may not be transferred prior to the Resale Restriction Termination Date except in compliance with restrictions on transfer set forth in the legend set forth below (the "Restricted Securities Legend"), and except as otherwise contemplated in Section 8.2(a), prior to the Resale Restriction Termination Date, each Certificate evidencing outstanding Capital Securities shall bear the Restricted Securities Legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY

PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF
(Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (II) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO A PERSON THAT IS NEITHER A U.S. PERSON (AS DEFINED IN REGULATION S) NOT A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT")) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE PERSONS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A U.S. PERSON (AS DEFINED IN REGULATIONS S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DEBENTURE ISSUER'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C), (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS AND WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING TRANSACTIONS INVOLVING THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

             (d) Capital Securities may only be transferred in minimum blocks of $100,000 aggregate liquidation amount (100 Capital Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Capital Securities in a block having an aggregate liquidation amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Capital Securities.

             (e) Neither the Institutional Trustee nor the Registrar shall be responsible for ascertaining whether any transfer hereunder complies with the registration provisions of or any exemptions from the Securities Act, applicable state securities laws or the applicable laws of any other jurisdiction, ERISA, the Code or the Investment Company Act.

         SECTION 8.3.    Deemed Security Holders. The Trust, the Administrators,
                         -----------------------
the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

         SECTION 8.4.    Intentionally Omitted.
                         ---------------------

                                   ARTICLE IX.
                       LIMITATION OF LIABILITY OF HOLDERS
                        OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 9.1.    Liability.  (a)  Except as expressly set forth in this
                         ---------
Declaration, the Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder of the Securities any deficit upon dissolution of the Trust or otherwise.

             (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

             (c) Except to the extent provided in Section 9.1(b), and pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

         SECTION 9.2.    Exculpation. (a) No Indemnified Person shall be liable,
                         -----------
responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person (other than an Administrator) shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence, willful misconduct or bad faith with respect to such acts or omissions and except that an Administrator shall be liable for any such loss, damage or claim incurred by reason of such Administrator's gross negligence or willful misconduct or bad faith with respect to such acts or omissions.

             (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

             (c) It is expressly understood and agreed by the parties hereto that insofar as any document, agreement or certificate is executed on behalf of the Trust by any Trustee, which, for this Subsection 9.2(c) is deemed to include the Administrators (i) such document, agreement or certificate is executed and delivered by such Trustee, not in its individual capacity but solely as Trustee under this Declaration in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by any Trustee in its individual capacity but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall any Trustee in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Declaration or any other document, agreement or certificate.

         SECTION 9.3.    Fiduciary Duty. (a) To the extent that, at law or in
                         --------------
equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

             (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 9.4.    Indemnification. (a) (i) The Sponsor shall indemnify,
                         ---------------
to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection therewith.

                  (iv) Any indemnification of an Administrator under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (A) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (C) by the Common Security Holder of the Trust.

                  (v) To the fullest extent permitted by law, expenses (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs
             (i) and (ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) in the case of a Company Indemnified Person (A) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (C) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful, or (2) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful. In no event shall any advance be made (i) to a Company Indemnified Person in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders or (ii) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

             (b) The Sponsor shall indemnify, to the fullest extent permitted by applicable law, each Indemnified Person from and against any and all loss, damage, liability, tax (other than taxes based on the income of such Indemnified Person), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with or by reason of the creation, administration or termination of the Trust, or any act or omission of such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim incurred by such Indemnified Person by reason of negligence or willful misconduct or bad faith with respect to such acts or omissions.

             (c) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect. Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

             (d) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section 9.4.

             (e) For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section
9.4 with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

             (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

             (g) The provisions of this Section 9.4 shall survive the termination of this Declaration or the earlier resignation or removal of the Institutional Trustee. The obligations of the Sponsor under this Section 9.4 to compensate and indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the benefit of the holders of particular Capital Securities, provided, that the Sponsor is the holder of the Common Securities.

         SECTION 9.5.    Outside Businesses. Any Covered Person, the Sponsor,
                         ------------------
the Parent Guarantor, the Delaware Trustee and the Institutional Trustee (subject to Section 4.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Parent Guarantor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Parent Guarantor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor, the Parent Guarantor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

         SECTION 9.6.    Compensation; Fee.  (a)  The Sponsor agrees:
                         -----------------

                  (i) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable, documented expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance attributable to their negligence or willful misconduct or bad faith.

             (b) The provisions of this Section 9.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE X.
                                   ACCOUNTING

         SECTION 10.1.   Fiscal Year.  The fiscal year (the "Fiscal Year") of
                         -----------
the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 10.2.   Certain Accounting Matters.

             (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations
Section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

             (b) The Sponsor and the Parent Guarantor shall cause the Administrators to deliver to each Holder of Securities: (1) within 45 days after the end of each quarterly fiscal period other than year end, unaudited consolidated financial statements of the Sponsor and the Parent Guarantor (including balance sheet and income statement) covering such period; (2) within 60 days after the end of each year end, unaudited consolidated financial statements of the Sponsor and the Parent Guarantor (including balance sheet and income statement) covering the related annual period; (3) within the earlier of
(y) 90 days after the end of each year end and (z) such earlier number of days prescribed by the Commission for the filing with it of a Form 10-K by companies subject to the informational reporting requirements of the Exchange Act, (i) audited consolidated financial statements of the Sponsor and the Parent Guarantor (including balance sheet and income statement) covering the related annual period, (ii) the report of the independent accountants with respect to such financial statements and (iii) an Officer's Certificate of the Sponsor and the Parent Guarantor detailing any material differences between the unaudited financial statements for such annual period delivered pursuant to clause (2) above and those delivered pursuant to this clause; (4) within 7 days after the filing thereof, each Form 10-K Form 10-Q and Form 8-K that is prepared by the Sponsor and the Parent Guarantor in respect of the Sponsor and the Parent Guarantor or the Trust and filed with the Commission in accordance with the Exchange Act, if any; and (5) if the Sponsor and the Parent Guarantor is not then (y) subject to Section 13 or 15(d) of the Exchange Act or (z) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the information required to be provided by Rule 144A(d)(4) under the Securities Act unless all of such information has been previously delivered to Holders under clause (1), (2) or
(3) above.

             (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

             (d) The Administrators shall cause to be duly prepared in the United States, as defined for purposes of Treasury Regulations Section 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

             (e) The Administrators will cause the Sponsor's regulatory reports filed with all applicable regulatory agencies to be delivered to Holder promptly after such filing.

             (f) The Sponsor and the Parent Guarantor shall furnish to (i) the Institutional Trustee; (ii) Cohen & Company (at Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, PA 19104 or such other address as designated by Cohen & Company); and (iii) any owner of the Capital Securities reasonably identified to the Sponsor and the Parent Guarantor and the Trust (which identification shall be made by either such Owner or by Cohen & Company) a duly completed and executed certificate substantively and substantially in the form attached hereto as Exhibit D, including the financial statements referenced in such Exhibit, which certificate and financial statements shall be so furnished by the Sponsor and the Parent Guarantor not later than forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Sponsor and the Parent Guarantor and not later than ninety (90) days after the end of each fiscal year of the Sponsor and the Parent Guarantor.

         SECTION 10.3.   Banking. The Trust shall maintain one or more bank
                         -------
accounts in the United States, as defined for purposes of Treasury Regulations
Section 301.7701-7, in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

         SECTION 10.4.   Withholding. The Institutional Trustee or any Paying
                         -----------
Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to the Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XI.
                             AMENDMENTS AND MEETINGS

         SECTION 11.1.   Amendments.  (a) Except as otherwise  provided in this
                         ----------
Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i)     the Institutional Trustee,

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee,

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Administrators, the Administrators, and

                  (iv) the Holders of a Majority in liquidation amount of the Common Securities.

             (b) Notwithstanding any other provision of this Article XI, no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless the Institutional Trustee shall have first received

                          (A) an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; or

                  (ii)    if the result of such amendment would be to

                          (A) cause the Trust to cease to be classified for purposes of United States federal income taxation as a grantor trust;

                          (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

             (c) Except as provided in Section 11.1(d), (e) or (g), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital Securities shall have consented to such amendment.

             (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or any redemption or liquidation provisions applicable to the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any Distributions or other amounts on or after their due date.

             (e) Sections 9.1 (b) and 9.1 (c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

             (f) The rights of the Holders of the Capital Securities and Common Securities, as applicable, under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital Securities or Common Securities, as applicable.

             (g) This Declaration may be amended by the Institutional Trustee and the Holder of a Majority in liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

                  (i)     cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; or

                  (iv)    modify, eliminate or add to any provision of this

             Declaration to such extent as may be necessary or desirable, including, without limitation, to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of Securities;

provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii), (iii) or (iv) shall adversely affect the powers, preferences or rights or interests of Holders of Capital Securities.

         SECTION 11.2.   Meetings of the Holders of the Securities; Action by
                         ----------------------------------------------------
Written Consent.
---------------

             (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of not less than 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called.

Any Holders of the Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

             (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Securities. Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                  (iii) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations Section 301.7701-7).

                                  ARTICLE XII.
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

         SECTION 12.1.   Representations and Warranties of Institutional
                         -----------------------------------------------
Trustee. The Trustee that acts as initial Institutional Trustee represents and
-------
warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

             (a) the Institutional Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York or the United States of America, respectively, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

             (b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000);

             (c) the Institutional Trustee is not an affiliate of the Sponsor, nor does the Institutional Trustee offer or provide credit or credit enhancement to the Trust;

             (d) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

             (e) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

             (f) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

         SECTION 12.2. Representations and Warranties of Delaware Trustee. The
                       --------------------------------------------------
Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

             (a) if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware;

             (b) if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

             (c) if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

             (d) it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

             (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

             (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Statutory Trust Act.

                                 ARTICLE XIII.
                                  MISCELLANEOUS

         SECTION 13.1.   Notices. All notices provided for in this Declaration
                         -------
shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

             (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  CRM USA Holdings Trust I
                  c/o CRM USA Holdings, Inc.
                  112 Delafield Street
                  Poughkeepsie, NY 12601
                  Attention: James J. Scardino
                  Telecopy: (845) 483-7389
                  Telephone: (845) 452-4100

             (b) if given to the Parent Guarantor, at the mailing address set forth below (or such other address as the Parent Guarantor may give notice to the Holder of the Securities):

                  CRM Holdings, Ltd.
                  c/o CRM USA Holdings, Inc.
                  112 Delafield Street
                  Poughkeepsie, NY 12601
                  Facsimile:  (845) 483-7389
                  Attention:  James J. Scardino

             (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York (Delaware)
                  502 White Clay Center
                  Route 273
                  Newark, Delaware 19711 19713
                  Attention: Institutional Trust Services - CRM USA Holdings
                                                             Trust I
                  Telecopy: 302-552-6280
                  Telephone: 302-552-6279

             (d) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York Trust Company, National Association 600 Travis Street, 50th Floor
                  Houston, Texas  77002
                  Attention: Corporate Trust -  - CRM USA Holdings Trust I
                  Telecopy: 713-216-2101
                  Telephone: 713-216-4781

             (e) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  CRM USA Holdings, Inc.
                  112 Delafield Street
                  Poughkeepsie, NY 12601
                  Attention: James J. Scardino
                  Telecopy: (845) 483-7389
                  Telephone: (845) 452-4100

             (f) if given to the Sponsor, at the mailing address set forth below:

                  CRM USA Holdings, Inc.
                  112 Delafield Street
                  Poughkeepsie, NY 12601
                  Attention: James J. Scardino
                  Telecopy: (845) 483-7389
                  Telephone: (845) 452-4100

             (g) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 13.2. Governing Law. This Declaration and the rights and
                       -------------
obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.

         SECTION 13.3.   Submission to Jurisdiction.
                         --------------------------

             (a) Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Declaration, or the transactions contemplated hereby, may be instituted in any of the courts of the State of New York located in the Borough of Manhattan, City and State of New York, and further agrees to submit to the jurisdiction of Delaware, and to any actions that are instituted in state or Federal court in Wilmington, Delaware and any competent court in the place of its corporate domicile in respect of actions brought against it as a defendant. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and irrevocably waives any right to which it may be entitled on account of its place of corporate domicile. Each such party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Declaration or the transactions contemplated hereby. Each such party agrees that final judgment in any proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

             (b) Each of the Sponsor, the Parent Guarantor, the Trustees, the Administrators and the Holder of the Common Securities irrevocably consents to the service of process on it in any such suit, action or proceeding by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 13.1 hereof.

             (c) To the extent permitted by law, nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Declaration in any other state, country or place.

         SECTION 13.4.   Intention of the Parties. It is the intention of the
                         ------------------------
parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 13.5.   Headings.  Headings  contained in this Declaration are
                         --------
inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 13.6.   Successors and Assigns. Whenever in this Declaration
                         ----------------------
any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor, the Parent Guarantor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

         SECTION 13.7.   Partial Enforceability. If any provision of this
                         ----------------------
Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 13.8.   Counterparts. This Declaration may contain more than
                         ------------
one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

                                         THE BANK OF NEW YORK (DELAWARE),
                                         as Delaware Trustee


                                         By:    /s/ Kristene K. Gullo
                                                --------------------------------
                                         Name:  Kristene K. Gullo
                                         Title: Vice President

                                         THE BANK OF NEW YORK TRUST COMPANY,
                                         NATIONAL ASSOCIATION,
                                         as Institutional Trustee


                                         By:    /s/ Maria D. Calzado
                                                --------------------------------
                                         Name:  Maria D. Calzado
                                         Title: Vice President

                                         CRM USA HOLDINGS, INC., as Sponsor


                                         By:    /s/ James J. Scardino
                                                --------------------------------
                                         Name:  James J. Scardino
                                         Title: Chief Financial Officer

                                         CRM USA HOLDINGS TRUST I


                                         By:    /s/ James J. Scardino
                                                --------------------------------
                                         Name   James J. Scardino
                                                Administrator


                                         By:    /s/ Louis J. Viglotti
                                                --------------------------------
                                         Name:  Louis J. Viglotti
                                                Administrator

                                         CRM HOLDINGS, LTD., as Parent Guarantor


                                         By:    /s/ Daniel G. Hickey, Jr.
                                                --------------------------------
                                         Name:  Daniel G. Hickey, Jr.
                                         Title: Co-Chief Executive Officer

                                     ANNEX I

                                    TERMS OF
                             CAPITAL SECURITIES AND
                                COMMON SECURITIES

         Pursuant to Section 6.1 of the Amended and Restated Declaration of Trust, dated as of November 14, 2006 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

         1.     Designation and Number.
                ----------------------

                (a)     Capital Securities. 35,000 Capital Securities of CRM USA
                        ------------------
Holdings Trust I (the "Trust"), with an aggregate stated liquidation amount with respect to the assets of the Trust of Thirty Five Million Dollars ($35,000,000) and a stated liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security (the "Capital Securities"). The Capital Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Capital Securities are listed, if any.

                (b)     Common Securities. 1,083 Common Securities of the Trust
                        -----------------
(the "Common Securities") will be evidenced by Common Security Certificates substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. In the absence of an Event of Default, the Common Securities will have an aggregate stated liquidation amount with respect to the assets of the Trust of One Million Eighty Three Thousand Dollars ($1,083,000) and a stated liquidation amount with respect to the assets of the Trust of $1,000 per Common Security.

         2.     Distributions. (a) Distributions payable on each Security will
                -------------
be payable at a fixed rate of 8.65% (the "Fixed Rate") per annum from November 14, 2006 until December 15, 2011, (the "Fixed Rate Period") and thereafter at a variable per annum rate of interest, reset quarterly, equal to LIBOR, as determined on the LIBOR Determination Date, plus 3.65% (the "Variable Rate" and together with the Fixed Rate, the "Coupon Rate") of the stated liquidation amount of $1,000 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one Distribution Period will bear interest thereon compounded quarterly at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash Distributions, any such compounded Distributions and any Additional Interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. During the Fixed Rate Period, the amount of Distributions payable for any Distribution Period will be computed for any full quarterly Distribution Period on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Fixed Rate Period, Distributions will be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution Period.

                                      A-I-1

         The term "Distribution Period," as used herein, means (i) in the case of the first Distribution Period, the period from, and including, the date of original issuance of the Securities to, but excluding, the initial Distribution Payment Date and (ii) thereafter, from, and including, the first day following the end of the preceding Distribution Period to, but excluding, the applicable Distribution Payment Date or, in the case of the last Distribution Period, the related date of redemption.

                (b) Upon expiration of the Fixed Rate Period, LIBOR shall be determined by the Calculation Agent for each Distribution Period in accordance with the following provisions:

                        (1) On the second LIBOR Business Day (provided, that on such day commercial banks are open for business (including dealings in foreign currency deposits) in London (a "LIBOR Banking Day"), and otherwise the next preceding LIBOR Business Day that is also a LIBOR Banking Day) prior to March 15, June 15, September 15 and December 15, as the case may be, (except, with respect to the first Distribution Period after the expiration of the Fixed Rate Period on December 15, 2011), (each such day, a "LIBOR Determination Date"), LIBOR shall equal the rate, as obtained by the Calculation Agent for three-month U.S. Dollar deposits in Europe, which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 2000 Interest Rate and Currency Exchange Definitions) or such other page as may replace such Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date, as reported by Bloomberg Financial Markets Commodities News or any successor service. "LIBOR Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law or executive order to be closed. If such rate is superseded on Telerate Page 3750 by a corrected rate before 12:00 noon (London time) on the same LIBOR Determination Date, the corrected rate as so substituted will be the applicable LIBOR for that LIBOR Determination Date.

                        (2) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750 as reported by Bloomberg Financial Markets Commodities News or such other page as may replace such Telerate Page 3750, the Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for three-month U.S. Dollar deposits in Europe (in an amount determined by the Calculation Agent) by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR

                                      A-I-2

                Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal the arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such a quotation, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that at least two leading banks in the City of New York (as selected by the Calculation Agent) are quoting on the relevant LIBOR Determination Date for three-month U.S. Dollar deposits in Europe at approximately 11:00 a.m. (London time) (in an amount determined by the Calculation Agent). As used herein, "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent.

                        (3) If the Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR for such Distribution Period shall be LIBOR in effect for the immediately preceding Distribution Period.

                (c) All percentages resulting from any calculations on the Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

                (d) On each LIBOR Determination Date, the Calculation Agent shall notify, in writing, the Sponsor and the Paying Agent of the applicable Coupon Rate in effect for the related Distribution Period. The Calculation Agent shall, upon the request of the Holder of any Securities, provide the Coupon Rate then in effect. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Sponsor and the Holders of the Securities. The Paying Agent shall be entitled to rely on information received from the Calculation Agent or the Sponsor as to the Coupon Rate. The Sponsor shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Securities that is included in any payment and reportable for taxable income calculation purposes.

Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of Distribution payment periods as described herein, quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2006 (each, a "Distribution Payment Date"). Subject to prior submission of Notice (as defined in the Indenture), the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below and in the Indenture, during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law.

                                      A-I-3

No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that no Extension Period may extend beyond the Maturity Date, any Redemption Date or Special Redemption Date and provided, further, that if (1) there shall have occurred and be continuing an Event of Default, (2) the Debenture Issuer or the Parent Guarantor shall be in default with respect to its payment of any obligations under the Guarantee or the Parent Guarantee Agreement, respectively,
(3) the Debenture Issuer shall have given notice of its election to defer payments of interest on the Debt Securities by extending the interest payment period as provided herein and such period, or any extension thereof, shall have commenced and be continuing, or (4) any insurance company subsidiary of the Debenture Issuer (x) fails to renew more than 51 % of its net premiums written in one or more transactions during any twelve (12) month period; (y) sells more than 51% of its rights to renew net premiums written of its insurance subsidiaries in one or more transactions over the course of a twelve (12) month period; or (z) (A) any insurance company subsidiary of the Debenture Issuer is rated by A.M. Best Company, Inc. is downgraded by A.M. Best Company to a rating below B- or (B) withdraws its rating by A.M. Best Company, Inc., then the Parent Guarantor and Debenture Issuer shall not, and shall not permit any Affiliate of the Debenture Issuer to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debenture Issuer's, the Parent Guarantor's or such Affiliate's capital stock (other than payments of dividends or distributions to the Debenture Issuer and the Parent Guarantor) or make any guarantee payments with respect to the foregoing, (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Debenture Issuer, the Parent Guarantor or any Affiliate that rank pari passu in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Debenture Issuer, the Parent Guarantor or any Affiliate that rank in all respects pari passu with or junior in interest to the Capital Securities Guarantee (other than, with respect to clauses (i), (ii) and (iii) above, (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer or any subsidiary of the Debenture Issuer (I) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (II) in connection with a dividend reinvestment or stockholder stock purchase plan and/or (III) in connection with the issuance of capital stock of the Debenture Issuer or such subsidiary (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the occurrence of (i), (ii) or
(iii) above, (B) as a result of any exchange, reclassification, combination or conversion of any class or series of the Debenture Issuer's capital stock (or any capital stock of a subsidiary of the Debenture Issuer) for any class or series of the Debenture Issuer's capital stock (or in the case of a subsidiary of the Debenture Issuer, any class or series of such subsidiary's capital stock) or of any class or series of the Debenture Issuer's indebtedness for any class or series of the Debenture Issuer's capital stock (or in the case of indebtedness of a subsidiary of the Debenture Issuer, any class or series of such subsidiary's indebtedness for any class or series of such subsidiary's capital stock), (C) the purchase of fractional interests in shares of the Debenture Issuer's capital stock (or the capital stock of any subsidiary of the Debenture Issuer) pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto,

                                      A-I-4

(E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (F) payments under the Guarantee Agreement), or (iv) enter into any contracts with shareholders holding more than 10% of the outstanding shares of common stock of the Debenture Issuer ((i), (ii), (iii) and (iv) above collectively, the "Block"); provided however, that the Block shall only apply to subsections 4(x) and (y) above for so long as any insurance subsidiary is rated below A- by A.M. Best Company, Inc.; provided further, that the Block shall only apply to subsection 4(z) above for so long as any such insurance subsidiary is rated below B- by A.M. Best Company, Inc.; Inc. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the requirements herein and in the Indenture. No interest or Deferred Interest (except any Additional Interest that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds legally available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor and the Parent Guarantor pursuant to the Guarantee.

                (e) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Registrar on the relevant record dates. The relevant record dates shall be 15 days before the relevant Distribution Payment Dates. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date selected by the Administrators in accordance with the Indenture.

                (f) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed pro rata (as defined herein) among the Holders of the Securities.

                (g) If any Distribution Payment Date, other than any date of redemption, falls on a day that is not a Business Day, then Distributions payable will be paid on, and such Distribution Payment Date will be moved to, the next succeeding Business Day, and additional Distributions will accrue for each day that such payment is delayed as a result thereof.

                                      A-I-5

         3. Liquidation Distribution Upon Dissolution. In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each, a "Liquidation") other than in connection with a redemption of the Debentures, the Holders of the Securities will be entitled to receive out of the assets of the Trust legally available for distribution to Holders of the Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debenture Issuer), an amount in cash equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless in connection with such Liquidation, the Debentures in an aggregate principal amount equal to the aggregate liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record date as, such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         The Sponsor, as the Holder of all of the Common Securities, has the right at any time upon receipt by the Debenture Issuer and the Institutional Trustee for the benefit of the Trust of an opinion of nationally recognized tax counsel, which opinion may rely on private rulings of the Internal Revenue Service or public rulings of the Internal Revenue Service, that Holders will not recognize any gain or loss for United States Federal income tax purposes as a result of the distribution of Debentures, to dissolve the Trust (including without limitation upon the occurrence of a Tax Event or an Investment Company Event) and after satisfaction of liabilities to creditors of the Trust, cause the Debentures to be distributed to the Holders of the Securities on a Pro Rata basis in accordance with the aggregate liquidation amount thereof.

         The Trust shall dissolve on the first to occur of (i) December 15, 2041, the expiration of the term of the Trust, (ii) a Bankruptcy Event with respect to the Sponsor, the Trust or the Debenture Issuer, (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) the distribution to the Holders of the Securities of all of the Debentures, upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as described above, provided, that the Holders of the Common Securities shall have received the prior approval of all necessary Applicable Insurance Regulatory Authorities then required, (v) the entry of a decree of a judicial dissolution of the Sponsor or the Trust, (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities, or (vii) before the issuance of any Securities, with the consent of the Trustees and the Sponsor. As soon as practicable after the dissolution of the Trust and upon completion of the winding up of the Trust, the Trust shall terminate upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware.

                                      A-I-6

         If a Liquidation of the Trust occurs as described in clause (i), (ii),
(iii) or (v) in the immediately preceding paragraph, the Trust shall be liquidated by the Institutional Trustee of the Trust as expeditiously as such Trustee determines to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities, the Debentures on a Pro Rata basis to the extent not satisfied by the Debenture Issuer, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive on a Pro Rata basis, out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities to creditors of the Trust to the extent not satisfied by the Debenture Issuer, an amount in cash equal to the Liquidation Distribution. An early Liquidation of the Trust pursuant to clause (iv) of the immediately preceding paragraph shall occur if the Institutional Trustee determines that such Liquidation is possible by distributing, after satisfaction of liabilities to creditors of Trust, to the Holders of the Securities on a Pro Rata basis, the Debentures, and such distribution occurs.

         If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on such Capital Securities shall be paid to the Holders of the Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such distributions.

         Upon any such Liquidation of the Trust involving a distribution of the Debentures, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debenture Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for the Debentures.

         After the date for any distribution of the Debentures upon dissolution of the Trust, (i) the Securities of the Trust will be deemed to be no longer outstanding, (ii) any certificates representing the Capital Securities will be deemed to represent undivided beneficial interests in such of the Debentures as have an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of Securities in respect of any payments due and payable under the Debentures) and
(iii) all rights of Holders of Securities under the Capital Securities or the Common Securities, as applicable, shall cease, except the right of such Holders to receive Debentures upon surrender of certificates representing such Securities.

         4.     Redemption and Distribution.
                ---------------------------

                (a) The Debentures will mature on December 15, 2036 ("Maturity Date") for an amount equal to 100% of the principal amount thereof plus unpaid interest accrued thereon to such date ("Maturity Redemption Price"). The Debentures may be redeemed by the Debenture Issuer, in whole or in part, on any March 15, June 15, September 15 or December 15 on or after December 15, 2011 at the Redemption Price, upon not less than 30 nor more than 60 days' prior written notice to Holders of such Debentures.

                                      A-I-7

In addition, upon the occurrence and continuation of a Tax Event or an Investment Company Event, the Debentures may be redeemed by the Debenture Issuer in whole but not in part, at any time within 90 days following the occurrence of such Tax Event or Investment Company Event, as the case may be (the "Special Redemption Date") at the Special Redemption Price, upon not less than 30 nor more than 60 days' prior written notice to Holders of the Debentures so long as such Tax Event or Investment Company Event, as the case may be, is continuing. Additional interest may also be payable by the Debenture Issuer in connection with such Tax Event or Investment Company Event as specified in Section 10.02 of the Indenture. Any such interest received by the Trust will be distributed promptly to Holders of the Securities on a Pro Rata basis.

         "Tax Event" means the receipt by the Debenture Issuer and the Institutional Trustee for the benefit of the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any published or private letter ruling, technical advice memorandum, field service advice, regulatory procedure, notice or announcement) (an "Administrative Action") or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debenture Issuer or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion of counsel, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion of counsel, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion of counsel, subject to more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

         "Investment Company Event" means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of a change in law or regulation or written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion will be, considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the original issuance of the Debentures.

         "Redemption Price" means 100% of the principal amount of the Debentures being redeemed plus accrued and unpaid interest on such Debentures to the Redemption Date or, in the case of a redemption due to the occurrence of a Special Event, to the Special Redemption Date if such Special Redemption Date is on or after December 15, 2011.

         "Special Event" means either a Tax Event or an Investment Company
Event.

                                      A-I-8

         "Special Redemption Price" means (1) if the Special Redemption Date is before December 15, 2011, 107.5% of the principal amount to be redeemed plus any accrued and unpaid interest on such Debentures to the Special Redemption Date and (2) if the Special Redemption Date is on or after December 15, 2011, the Redemption Price.

         "Redemption Date" means the date fixed for the redemption of Capital Securities, which shall be any March 15, June 15, September 15 or December 15 on or after December 15, 2011.

                (b) Upon the repayment in full at maturity or redemption in whole or in part of the Debentures (other than following the distribution of the Debentures to the Holders of the Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem Pro Rata at the applicable Maturity Redemption Price, Redemption Price, or Special Redemption Price for the Debentures, as the case may be, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed; provided, however, that holders of such Securities shall be given not less than 30 nor more than 60 days' prior written notice of such redemption (other than at the scheduled maturity of the Debentures on the Maturity Date).

                (c) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in
Section 4(e)(ii) below.

                (d) The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all Capital Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                (e)     Redemption or Distribution Procedures.
                        -------------------------------------

                                (i) Notice of any redemption of, or notice of distribution of the Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Securities at the address of each such Holder appearing on the books and records of the Registrar. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                                      A-I-9

                                (ii)    In the event that fewer than all the
                        outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Capital Securities.

                                (iii) If the Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then, provided, that the Institutional Trustee has a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the price payable upon redemption of the Securities to the Holders of such Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the applicable price specified in Section 4(a). If any date of redemption of Securities is not a Business Day, then payment of any such price payable on such date will be made on the next succeeding day that is a Business Day except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer or the Parent Guarantor as guarantors pursuant to the Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the price payable upon redemption of the Securities. The Trust shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of the Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be so redeemed or (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

                                (iv) Redemption/Distribution Notices shall be sent by Administrators on behalf of the Trust (A) in respect of the Capital Securities, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

                                     A-I-10

                                (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), and provided, that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

         5. Voting Rights - Capital Securities. (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of not less than 10% in liquidation amount of the Capital Securities.

                (b) Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as the holder of the Debentures, (ii) waive any past default that is waivable under the Indenture,
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in principal amount of Debentures (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of not less than the proportion in liquidation amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. If the Institutional Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of such Capital Securities have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or premium, if any, on or principal of the Debentures on the date the interest premium, if any, or principal is payable (or in the case of redemption, the redemption date), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in the Debentures, to such Holder directly of the principal of or premium, if any, or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to the Debentures unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to the payment of principal of or premium, if any, or interest on any of the Debentures.

                                     A-I-11

Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clause (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

         In the event the consent of the Institutional Trustee, as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the written direction of the Holders of not less than the proportion in liquidation amount of such Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not take any such action in accordance with the written directions of the Holders of the Securities unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

         A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of the Capital Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

         In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

                                     A-I-12

         6.     Voting  Rights - Common  Securities.  (a) Except as  provided
                -----------------------------------
under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

                (b) The Holders of the Common Securities are entitled, in accordance with Article IV of the Declaration, to vote to appoint, remove or replace any Administrators.

                (c) Subject to Section 6.7 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that are waivable under the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided, however, that, where a consent or action under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of not less than the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in clause (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law any Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

         Any approval or direction of Holders of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of the Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                                     A-I-13

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7.     Amendments to Declaration and Indenture. (a) In addition to any
                ---------------------------------------
requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Trust, other than as described in Section 7.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of not less than a Majority in liquidation amount of the Securities affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

                (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the written direction of the Holders of not less than the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                (c) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

                (d) Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of Distributions and other payments upon redemption, Liquidation or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

                                     A-I-14

         8.     Pro Rata. A reference in these terms of the Securities to any
                --------
payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of the Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate liquidation amount of the Capital Securities held by the relevant Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common Securities Pro Rata according to the aggregate liquidation amount of the Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.     Ranking. The Capital Securities rank pari passu with, and
                -------
payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon Liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or any amount payable upon the redemption of, any Common Security, and no payment to the Holder of any Common Security on account of the Liquidation of the Trust, shall be made unless payment in full in cash of (i) all accrued and unpaid Distributions on all outstanding Capital Securities for all Distribution Periods terminating on or prior thereto, (ii) all amounts payable upon Capital Securities then subject to redemption, and (iii) all amounts payable upon Capital Securities in the event of the Liquidation of the Trust, in each case, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of the amounts specified in clause (i), (ii) and (iii) above that are then due and payable.

         10.    Acceptance  of Guarantee  and  Indenture.  Each Holder of the
                ----------------------------------------
Capital Securities and the Common Securities, by the acceptance of such Securities, agrees to the provisions of the Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

         11.    No Preemptive  Rights.  The Holders of the Securities  shall
                ---------------------
have no, and the issuance of the Securities is not subject to, preemptive or similar rights to subscribe for any additional securities.

         12.    Miscellaneous.  These terms constitute a part of the
                -------------
Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                     A-I-15

                                   EXHIBIT A-1

                   FORM OF GLOBAL CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

         THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO CRM USA HOLDINGS TRUST I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF
(Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBENTURE ISSUER OR THE TRUST, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT

                                      A-1-1

PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE DEBENTURE ISSUER'S AND THE TRUST'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE DEBENTURE ISSUER OR THE TRUST. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS AND WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING TRANSACTIONS INVOLVING THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTION RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.


                                      A-1-2

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE AMENDED AND RESTATED DECLARATION OF TRUST TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

                                      A-1-3

Certificate Number   [P-001]                 Number of Capital Securities 35,000

                    Certificate Evidencing Capital Securities

                                       of

                            CRM USA Holdings Trust I

                (liquidation amount $1,000 per Capital Security)

         CRM USA Holdings Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co., as nominee on behalf of The Depository Trust Company (the "Holder") is the registered owner of 35,000 capital securities of the Trust representing undivided beneficial interests in the assets of the Trust, (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of November 14, 2006 (the "Declaration"), among Louis J. Viglotti and James
J. Scardino, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York Trust Company, National Association, as Institutional Trustee, CRM USA Holdings, Inc., as Sponsor, CRM Holdings, Ltd., as Parent Guarantor, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein. The Holder is also entitled to the benefits of the Parent Guarantee Agreement to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, the Parent Guarantee Agreement and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Debenture Issuer and the Capital Securities as evidence of beneficial ownership in the Debentures.

         This Certificate and the Capital Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                                      A-1-4

         IN WITNESS WHEREOF, the Trust has duly executed this certificate.

                                           CRM USA Holdings Trust I


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title: Administrator

                                           Dated:
                                                  ------------------------------

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Capital Securities referred to in the within-mentioned Declaration.

                                           THE BANK OF NEW YORK TRUST COMPANY,
                                           NATIONAL ASSOCIATION, not in its
                                           individual capacity but solely as the
                                           Institutional Trustee


                                           By:
                                                  ------------------------------
                                                  Authorized Officer

                                           Dated
                                                  ------------------------------

                                      A-1-5

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Capital Security will be payable at a fixed rate of 8.65% (the "Fixed Rate") per annum from November 14, 2006 until December 15, 2011, (the "Fixed Rate Period") and thereafter at a variable per annum rate of interest, reset quarterly, equal to LIBOR (as defined in the Declaration) plus 3.65% (the "Variable Rate" and together with the Fixed Rate, the "Coupon Rate"), of the stated liquidation amount of $1,000 per Capital Security, such Coupon Rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one Distribution Period will bear interest thereon compounded quarterly at the applicable Coupon Rate for each such Distribution Period (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions, any such compounded distributions and any Additional Interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. During the Fixed Rate Period, the amount of Distributions payable for any Distribution Period shall be computed for any full quarterly Distribution Period on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Fixed Rate Period, Distributions shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution Period.

         Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2006 (each, a "Distribution Payment Date"). Upon submission of Notice, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below, and in the Declaration and the Indenture, during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that no Extension Period may extend beyond the Maturity Date, any Redemption Date or Special Redemption Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such Extension Period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.

                                      A-1-6

No interest or Deferred Interest (except any additional amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds legally available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Sponsor pursuant to the Guarantee.

         The Capital Securities shall be redeemable as provided in the Declaration.

                                      A-1-7

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

________________________

________________________

________________________

(Insert assignee's social security or tax identification number)

________________________

________________________

________________________

(Insert address and zip code of assignee),

and irrevocably appoints _______________________________________________________
as agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for it, him or her.

                Date:
                     -----------------------------

                Signature:
                          ------------------------

         (Sign exactly as your name appears on the other side of this Capital Security Certificate)

                Signature Guarantee:(1)
                                       -----------------------------------


----------
         (1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-1-8

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         EXCEPT AS SET FORTH IN SECTION 8.1 (b) OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.

                                      A-2-1

Certificate Number   [C-001]                   Number of Common Securities 1,083

                    Certificate Evidencing Common Securities
                                       of
                            CRM USA Holdings Trust I

         CRM USA Holdings Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CRM USA Holdings, Inc. (the "Holder") is the registered owner of 1,083 common securities of the Trust representing undivided beneficial interests in the assets of the Trust (liquidation amount $1,000 per Common Security)(the "Common Securities"). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of November 14, 2006 among Louis J. Viglotti and James J. Scardino, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York Trust Company, National Association, as Institutional Trustee, the Holder, as Sponsor and CRM Holdings, Ltd., as Parent Guarantor, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of Holder of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of holders of the Capital Securities.

         By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Debenture Issuer and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

         This Certificate and the Common Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                                      A-2-2

         IN WITNESS WHEREOF, the Trust has executed this Certificate.

                                             CRM USA HOLDINGS TRUST I


                                             By:
                                                    ----------------------------
                                             Name:
                                                    ----------------------------
                                             Title: Administrator

                                      A-2-3

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a fixed rate of 8.65% (the "Fixed Rate") per annum from November 14, 2006 until December 15, 2011, (the "Fixed Rate Period") and thereafter at a variable per annum rate of interest, reset quarterly, equal to LIBOR (as defined in the Declaration) plus 3.65% (the "Variable Rate" and together with the Fixed Rate, the "Coupon Rate") of the stated liquidation amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one Distribution Period will bear interest thereon compounded quarterly at the applicable Coupon Rate for each such Distribution Period (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions, any such compounded distributions and any Additional Interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. During the Fixed Rate Period, the amount of Distributions payable for any Distribution Period shall be computed for any full quarterly Distribution Period on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the Fixed Rate Period, Distributions shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution Period.

         Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on December 15, 2006 (each, a "Distribution Payment Date"). Upon submission of Notice, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below and in the Declaration and the Indenture, during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that no Extension Period may extend beyond the Maturity Date, and Redemption Date or Special Redemption Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such Extension Period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.

                                     A-2-4

No interest or Deferred Interest (except any Additional Interest that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date.

         Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds legally available for the payment of such distributions in the Property Account of the Trust. The Trust's funds legally available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer or the Parent Guarantor. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor and the Parent Guarantor pursuant to the Guarantee.

         The Common Securities shall be redeemable as provided in the Declaration.

                                      A-2-5

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________

________________________

________________________

(Insert assignee's social security or tax identification number)

________________________

________________________

________________________

(Insert address and zip code of assignee),

and irrevocably appoints ________ as agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                Date:
                     -----------------------------

                Signature:
                          ------------------------

         (Sign exactly as your name appears on the other side of this Common Security Certificate)

                Signature Guarantee:(1)
                                       -----------------------------------

----------
         (1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      A-2-6

                                                                       EXHIBIT B

                         FORM OF TRANSFEREE CERTIFICATE
   TO BE EXECUTED BY TRANSFEREES OTHER THAN QIB/QPS FOR NON-GLOBAL SECURITIES

                                                                 __________, [ ]

The Bank of New York Trust Company, National Association
600 Travis, 50th Floor
Houston, Texas 77002
Attention:  Corporate Trust - CRM USA Holdings Trust I

CRM USA Holdings, Inc.
CRM USA Holdings Trust I
112 Delafield Street
Poughkeepsie, NY 12601

                Re: Purchase of $____________ stated liquidation amount of Capital Securities (the "Capital Securities") of CRM USA Holdings Trust I

Ladies and Gentlemen:

                In connection with our purchase of the Capital Securities we confirm that:

                1. We understand that the Capital Securities (the "Capital Securities") of CRM USA Holdings Trust I (the "Trust") (including the guarantee (the "Guarantee") of CRM USA Holdings, Inc. (the "Sponsor") and the Parent Guarantee Agreement of CRM Holdings, Ltd., executed in connection therewith) and the Junior Subordinated Debentures due December 15, 2036 of the Sponsor (the "Subordinated Notes") (the entire amount of the Trust's outstanding Capital Securities, the Guarantee, the Parent Guarantee Agreement and the Subordinated Notes together being referred to herein as the "Offered Securities"), have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Offered Securities that, if we decide to offer, sell or otherwise transfer any such Offered Securities, (i) such offer, sale or transfer will be made only (a) to the Trust, (b) to an institutional "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring Offered Securities for its own account, or for the account of such an "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (c) pursuant to an effective registration statement under the Securities Act, or (d) pursuant to an exemption from the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and, in the case of (b) or (d), subject to the right of the Trust and the Sponsor to require an Opinion of Counsel and other information satisfactory to each of them. The foregoing restrictions on resale will not apply subsequent to the date on which, in the written Opinion of Counsel, the Capital Securities are not "restricted securities" within the meaning of Rule 144 under the Securities Act.

If any resale or other transfer of the Offered Securities is proposed to be made pursuant to clause (b) or (d) above, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Institutional Trustee as Registrar, which shall provide as applicable, among other things, that the transferee is an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Securities that the Trust and the Sponsor reserve the right prior to any offer, sale or other transfer pursuant to clause (b) or (d) to require the delivery of any Opinion of Counsel, certifications and/or other information satisfactory to the Trust and the Sponsor. We understand that the certificates for any Offered Security that we receive will bear a legend substantially to the effect of the foregoing.

                2. We are an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3) or (7) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an "accredited investor," and we are acquiring the Offered Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

                3. We are acquiring the Offered Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Offered Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                4. In the event that we purchase any Capital Securities or any Subordinated Notes, we will acquire such Capital Securities having an aggregate stated liquidation amount of not less than $100,000 or such Subordinated Notes having an aggregate principal amount not less than $100,000, for our own account and for each separate account for which we are acting.

                5. We acknowledge that we are not a fiduciary of (i) an employee benefit, individual retirement account or other plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each a "Plan"); or (ii) an entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity, and are not purchasing any of the Offered Securities on behalf of or with "plan assets" by reason of any Plan's investment in the entity.

                6. We acknowledge that the Trust and the Sponsor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by our purchase of any of the Offered Securities are no longer accurate, we shall promptly notify the Sponsor. If we are acquiring any Offered Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreement on behalf of each such investor account.

                                               (Name of Purchaser)

                                               By:
                                                    ----------------------------
                                               Date:
                                                    ----------------------------

                Upon transfer, the Capital Securities (having a stated liquidation amount of $_____________) would be registered in the name of the new beneficial owner as follows.

Name:
Address: ----------------------------
Taxpayer ID Number: -----------------

                                                                       EXHIBIT C

                         Form of Transferor Certificate
               to be Executed by QIB/QPs for Non-Global Securities

                                                                 __________, [ ]

The Bank of New York Trust Company, National Association
600 Travis, 50th Floor
Houston, Texas 77002
Attention:  Corporate Trust - CRM USA Holdings Trust I

CRM USA Holdings, Inc.
CRM USA Holdings Trust I
112 Delafield Street
Poughkeepsie, NY 12601

              Re: Purchase of Capital Securities (the "Capital Securities") of CRM USA Holdings Trust I

         Reference is hereby made to the Amended and Restated Declaration of Trust of CRM USA Holdings Trust I, dated as of November 14, 2006 (the "Declaration"), among Louis J. Viglotti and James J. Scardino, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York Trust Company, National Association, as Institutional Trustee, CRM USA Holdings, Inc., as Sponsor, CRM Holdings, Ltd., as Parent Guarantor. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

         This letter relates to $________________________ aggregate liquidation amount of Capital Securities which are held in the name of [name of transferor] (the "Transferor").

         In accordance with Article V of the Declaration, the Transferor hereby certifies that such Capital Securities are being transferred in accordance with
(i) the transfer restrictions set forth in the Capital Securities and (ii) Rule 144A under the Securities Act ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Capital Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, who is also a "qualified purchaser" within the meaning of Section 3(c)(7) of the Investment Company Act or (ii) a company beneficially owned exclusively by one or more "qualified purchasers" and/or "knowledgeable employees" with respect to the Sponsor within the meaning of Rule 3c-5 under the Investment Company Act, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           (Name of Transferor)

                                           By:
                                                  ------------------------------
                                           Name:
                                           Title:
Date:
     -------------------------------

                                                                       EXHIBIT D

                         OFFICER'S FINANCIAL CERTIFICATE

         The undersigned, the [Chairman/Vice Chairman/Chief Executive Officer/President/Vice President/Chief Financial Officer/Treasurer/Assistant Treasurer], hereby certifies pursuant to Section 10.2(f) of the Amended and Restated Declaration of Trust, dated as of _____________, 2006 (the "Declaration"), among CRM USA Holdings, Inc. (the "Sponsor"), CRM Holdings, Ltd. (the "Parent Guarantor") The Bank of New York Trust Company, National Association, as institutional trustee, The Bank of New York (Delaware), as Delaware trustee, and the administrators named therein, that, as of [date], [20__], the Sponsor and the Parent Guarantor, if applicable, and its Subsidiary Insurance Companies (as defined below) had the following ratios and balances:

[For the Sponsor and Parent Guarantor, if applicable, and each Subsidiary Insurance Company (as defined below) provide:]

[INSURANCE COMPANY]
As of [Quarterly/Annual Financial Date], 20__

NAIC Risk Based Capital Ratio (authorized control level)               _____%

Total Policyholders' Surplus                                          $_____

Consolidated Debt to Total Policyholders' Surplus                      _____%

Total Assets                                                          $_____

NAIC Class 1 & 2 Rated Investments to Total Fixed Income Investments   _____%

NAIC Class 1 & 2 Rated Investments to Total Investments                _____%

Return on Policyholders' Surplus                                       _____%

               [For Property & Casualty Companies, also provide:]

[Expense Ratio                                                         _____%

Loss and LAE Ratio                                                     _____%

Combined Ratio                                                         _____%

Net Premiums Written (annualized) to Policyholders' Surplus            _____%]

* A table describing the officer's financial certificate calculation procedures is provided on page 3

The following is a complete list as of [Quarterly/Annual Financial Date] of the Sponsor's companies which are authorized to write insurance business or otherwise conduct insurance or reinsurance business (the "Subsidiary Insurance Companies"):

         [List of Subsidiary Insurance Companies]

[FOR FISCAL YEAR END: Attached hereto are the audited consolidated financial statements (including the balance sheet, income statement and statement of cash flows, and notes thereto, together with the report of the independent accountants thereon) of the Sponsor and its consolidated subsidiaries for the three years ended _______, 20___] and the Statutory Financial Statements (as defined in the Declaration) for the year ended [date] 20__.

Pursuant to Section 4.03(c) of the Indenture and Section 10.2(f) of the Declaration, each of the undersigned hereby certifies that, to the knowledge of the undersigned, neither the Sponsor nor the Trust is default in the performance or observance of any of the terms, provisions or conditions contained in the Indenture or the ARTA (without regard to any period of grace or requirement of notice provided under the Indenture or the ARTA, as the case may be), for the calendar year ending on ________, 20__ [, except as follows: specify each such default and the nature and status thereof].

[FOR FISCAL QUARTER END: Attached hereto are the unaudited consolidated and consolidating financial statements (including the balance sheet and income statement) of the Sponsor and its consolidated subsidiaries and the Statutory Financial Statements (as defined in the Declaration) for the fiscal quarter ended [date], 20__.]

The financial statements fairly present in all material respects, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the Sponsor and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the date, and for the [quarter] [annual] period ended [date], 20__, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved (expect as otherwise noted therein).

The Statutory Financial Statements fairly present in all material respects in accordance with Applicable Accounting Principles (as defined in the Declaration) the financial position of the subject insurance company and have been prepared in accordance with Applicable Accounting Principles consistently applied throughout the period involved.

         IN WITNESS WHEREOF, the undersigned has executed this Officer's Financial Certificate as of this _____ day of _____________, 20__.


                                                CRM USA Holdings, Inc.

                                                By:
                                                     ---------------------------
                                                Name:
                                                     ---------------------------

                                                CRM USA Holdings, Inc.
                                                112 Delafield Street
                                                Poughkeepsie, NY 12601
                                                (845) 452-4100

                 DEFINITIONS FOR OFFICER'S FINANCIAL CERTIFICATE

                  REPORT ITEM                                           DESCRIPTION OF CALCULATION
--------------------------------------------------     -----------------------------------------------------------
NAIC Risk Based Capital Ratio-P&C                      Total Adjusted Capital/Authorized Control Level
                                                       Risk-Based Capital

NAIC Risk Based Capital Ratio-Life                     (Total Adjusted Capital-Asset Valuation
                                                       Reserve)/Authorized Control Level Risk-Based Capital

Total Capital and Surplus-Life                         Common Capital Stock + Preferred Capital Stock +
                                                       Aggregate Write-Ins for other than special surplus funds +
                                                       Surplus Notes + Gross Paid-In and Contributed Surplus +
                                                       Aggregate Write-Ins for Special Surplus Funds +
                                                       Unassigned Funds (Surplus) - Treasury Stock.

Total Capital and Surplus-P&C                          Aggregate Write-Ins for Special Surplus Funds + Common
                                                       Capital Stock + Preferred Capital Stock + Aggregate Write
                                                       Ins for other than special surplus funds + Surplus Notes +
                                                       Gross Paid-In and Contributed Surplus + Unassigned
                                                       Funds (Surplus) - Treasury Stock

Total Class 1 & 2 Rated Investments to Total Fixed     (Total Class 1 + Total Class 2 Rated Investments)/Total
Income Investments                                     Fixed Income Investments

Total Class 1 & 2 Rated Investments to Total           (Total Class 1 +Total Class 2 Rated Investments)/Total
Investments                                            Investments

Total Assets                                           Total Assets

Return on Policyholders' Surplus                       Net Income/Policyholders' Surplus

Expense Ratio                                          Other Underwriting Expenses Incurred/Net premiums Earned

Loss and LAE Ratio                                     (Losses Incurred + Loss Expenses Incurred)/Net Premiums
                                                       Earned

Combined Ratio                                         Expense Ratio + Loss and LAE Ratio

Net Premiums Written (annualized) to Policyholders'    Net Premiums Written/Policyholders' Surplus
Surplus

                                                                       EXHIBIT E

                  FORM OF REGULATION S GLOBAL CAPITAL SECURITY
                             TRANSFEREE CERTIFICATE

The Bank of New York Trust Company, National Association,
 as Institutional Trustee
600 Travis Street, 50th Floor
Houston, TX 77002
Attention:  CRM USA Holdings Trust I

Re:      Capital Securities of CRM USA Holdings Trust I (the "Securities")

         Reference is hereby made to the Amended and Restated Declaration of Trust of CRM USA Holdings Trust I, dated as of November 14, 2006 (the "Declaration"), among Louis J. Viglotti and James J. Scardino, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York Trust Company, National Association, as Institutional Trustee and CRM USA Holdings, Inc., as Sponsor. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

         This letter relates to U.S. $_______________ aggregate outstanding principal amount of the Sponsor's Deferrable Interest Capital Securities of CRM USA Holdings Trust I which are held in the form of an interest in a Rule 144A Global Capital Security with the Depository (144A CUSIP NUMBER: [_______], ISIN
NUMBER.: [__________]) in the name of __________________ [name of transferor]
(the "Transferor") to effect the transfer of the Capital Securities in exchange for an equivalent beneficial interest in a Regulation S Global Capital Security in the name of __________________ [name of transferee] (the "Transferee").

         In connection with such request, and in respect of such Capital Securities, the Transferee does hereby certify that such Capital Securities are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture relating to the Capital Securities and (ii) pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

         In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Sponsor, the Trust and the Trustees that:

1. the offer of the Capital Securities was not made to a Person in the United States;

2. at the time the buy order was originated, the Transferee was outside the United States and the transfer constitutes an offshore transaction (within the meaning of Regulation S);

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

5. Neither the Transferee nor any account for which it is acting is a U.S. Person nor a U.S. Resident (within the meaning of the Investment Company Act);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be; and

7. for the duration that it holds any interest in such Capital Security, either (i) it is not acquiring such Capital Security with the assets of a Plan or another employee benefit plan subject to applicable law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) the acquisition, holding or disposition of such Capital Security by the Transferee, throughout the period that it holds such Capital Security, will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of another employee benefit plan, any substantially similar applicable law), because the purchase, holding and disposition of such Capital Security is and will be eligible for relief under a prohibited transaction exemption, all of the conditions of which are and will be satisfied upon its acquisition of, and throughout the term that it holds, such Capital Security. The Transferee represents, warrants and covenants that it will not sell, pledge or otherwise transfer such Capital Security in violation of the foregoing.

         In addition, the Transferee hereby represents, warrants and agrees with the Sponsor, the Trust and the Trustees as to the provisions set forth in
Article V of the Declaration.

         The Transferee understands that the Sponsor, the Trust, the Trustees and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance. Further, the Transferee irrevocably authorizes the Sponsor, the Trust, the Trustees and their respective counsel to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                              (Name of Transferee)

                                              By:
                                                    ----------------------------
                                              Name:
                                              Title:
Dated:
      --------------------------------

Taxpayer Identification Number:                       Address for Notices:
Wire Instructions for Payments:

           Bank:
           Address:
           Bank ABA#:
           Account No.:                    Tel:

           FAO:                            Fax:

           Attn:                           Attn:

Registered Name (if Nominee):

                                                                       EXHIBIT F

            FORM OF RULE 144A GLOBAL SECURITY TRANSFEREE CERTIFICATE

The Bank of New York Trust Company, National Association,
 as Institutional Trustee
600 Travis Street, 50th Floor
Houston, TX 77002 Attention: CRM USA Holdings, Inc.

Re:      Capital Securities of CRM USA Holdings Trust I (the "Securities")

         Reference is hereby made to the Amended and Restated Declaration of Trust of CRM USA Holdings Trust I, dated as of November 14, 2006 (the "Declaration"), among Louis J. Viglotti and James J. Scardino, as Administrators, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York Trust Company, National Association, as Institutional Trustee and CRM USA Holdings, Inc., as Sponsor. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

         This letter relates to U.S. $_______________ aggregate outstanding principal amount of the Sponsor's Floating Rate Deferrable Interest Capital Securities of CRM USA Holdings Trust I which are held in the form of an interest in a Regulation S Global Capital Security deposited with the Depository (REG S CUSIP NUMBER: [__________] ISIN NUMBER.: [__________]) in the name of __________________ [name of transferor] (the "Transferor") and a request by the Transferor to effect the transfer of the Capital Securities in exchange for an equivalent beneficial interest in a Rule 144A Global Capital Security in the name of __________________ [name of transferee] (the "Transferee").

         In connection with such request, and in respect of such Capital Securities, the Transferee does hereby certify that such Securities are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Declaration relating to the Capital Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, and any applicable securities laws of any state of the United States and any other relevant jurisdiction, and that the Transferee is purchasing the Capital Securities for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account
(A) are both Qualified Institutional Buyers within the meaning of Rule 144A and Qualified Purchasers as defined in the Indenture, (B) is not a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it owns and invests on a discretionary basis not less than $25,000,000 in securities of issuers that are not affiliated to it, (C) is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph
(a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan, and (D) was not formed for the purpose of investing in the Trust (unless each of its beneficial owners is a Qualified Purchaser).

         The Transferee hereby represents, warrants and agrees with the Trust as to the provisions set forth in Article V of the Declaration.

         Further, the Transferee hereby certifies, represents and warrants that, for the duration that it holds any interest in such Capital Securities, either
(i) it is not acquiring such Capital Securities with the assets of a Plan or another employee benefit plan subject to applicable law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) the acquisition, holding and disposition of such Capital Securities by the Transferee, throughout the period that it holds such Capital Securities, will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code (or, in the case of another employee benefit plan, any substantially similar applicable law), because the purchase, holding and disposition of such Capital Securities is and will be eligible for relief under a prohibited transaction exemption, all of the conditions of which are and will be satisfied upon its acquisition of, and throughout the term that it holds, such Capital Securities. The Transferee represents, warrants and covenants that it will not sell, pledge or otherwise transfer such Capital Securities in violation of the foregoing.

         The Transferee understands that the Sponsor, the Trust, the Trustees and their respective counsels will rely upon the accuracy and truth of the foregoing representations, and the Transferee hereby consents to such reliance. Further, the Transferee irrevocably authorizes the Sponsor, the Trust, the Trustees and their respective counsel to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                              (Name of Transferee)

                                              By:
                                                    ----------------------------
                                              Name:
                                              Title:
Dated:
      --------------------------------

Taxpayer Identification Number:                       Address for Notices:
Wire Instructions for Payments:

           Bank:
           Address:
           Bank ABA#:
           Account No.:                    Tel:

           FAO                             Fax:

           Attn:                           Attn:

Registered Name (if Nominee):

         The Transferor agrees to the foregoing and certifies that it reasonably believes that such Transferee and its accounts, if any, are both Qualified Institutional Buyers within the meaning of such Rule 144A and Qualified Purchasers as defined in the Declaration.


                                           -------------------------------------
                                           Name of Transferor
                                           By:
                                                 -------------------------------
                                           Date:
                                                 -------------------------------